UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

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☐	Soliciting Materials Pursuant to §240.14a-12

GELTECH SOLUTIONS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GelTech Solutions, Inc.

1460 Park Lane South, Suite 1

Jupiter, FL 33458

(561) 427-6144

To The Shareholders of GelTech Solutions, Inc.:

We are pleased to invite you to attend the 2014 Annual Meeting of the shareholders of GelTech Solutions, Inc., which will be held at 10:00 a.m. on January 17, 2014 at our corporate headquarters in Jupiter, Florida, at the above address, for the following purposes:

1.	To elect members to our Board of Directors;
2.	To approve an amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock from 50 million to 100 million shares;
3.	To approve and ratify the 2007 Equity Incentive Plan;
4.	To approve an amendment to our Certificate of Incorporation to effect any or all of three reverse stock splits;
5.	To approve GelTech’s named executive officer compensation;
6.	To vote, on a non-binding advisory basis, whether a non-binding advisory vote on GelTech’s named executive officer compensation should be held every one, two or three years;
7.	To ratify the appointment of our independent registered public accounting firm for fiscal year 2014; and
8.	For the transaction of such other matters as may properly come before the Annual Meeting.

GelTech Board of Directors has fixed the close of business on November 29, 2013 as the record date for a determination of shareholders entitled to notice of, and to vote at, this Annual Meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on January 17, 2014: This Proxy Statement and Form 10-K are available at: https://www.proxyvote.com

If You Plan to Attend

Please note that space limitations make it necessary to limit attendance to shareholders. Registration and seating will begin at 9:00 a.m.  Shares can be voted at the meeting only if the holder is present in person or by valid proxy.

For admission to the meeting, each shareholder may be asked to present valid picture identification, such as a driver’s license or passport, and proof of stock ownership as of the record date, such as the enclosed proxy card or a brokerage statement reflecting stock ownership. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

If you do not plan on attending the meeting, please vote your shares via the Internet, by phone or by signing and dating the enclosed proxy and return it in the business envelope provided. Your vote is very important.

By the Order of the Board of Directors

/s/ Peter Cordani
Peter Cordani
President and Chief Technology Officer

Dated: November 29, 2013

Whether or not you expect to attend in person, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares via the Internet, by phone or by signing, dating, and returning the enclosed proxy card will save us the expenses and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option. Your vote is important, so please act today!

GelTech Solutions, Inc.

1460 Park Lane South, Suite 1

Jupiter, Florida 33458

(561) 427-6144

2014 ANNUAL MEETING OF SHAREHOLDERS

PROXY STATEMENT

Why am I receiving these materials?

These proxy materials are being sent to the holders of shares of the voting stock of GelTech Solutions, Inc., a Delaware corporation, which we refer to as “GelTech” or the “Company,” in connection with the solicitation of proxies by our Board of Directors, which we refer to as the “Board,” for use at the 2014 Annual Meeting of Shareholders to be held at 10:00 a.m. on January 17, 2013 at our corporate headquarters at the above address in Jupiter, Florida. The proxy materials relating to the Annual Meeting are first being mailed to shareholders entitled to vote at the meeting on or about December 2, 2013. A copy of our Form 10-K for the year ended June 30, 2013 is being mailed concurrently with this Proxy Statement.

Who is Entitled to Vote?

Our Board has fixed the close of business on November 29, 2013 as the record date for a determination of shareholders entitled to notice of, and to vote at, this Annual Meeting or any adjournment thereof. On the record date, there were 35,075,583 shares of common stock outstanding. Each share of GelTech common stock represents one vote that may be voted on each matter that may come before the Annual Meeting. As of the record date, GelTech has issued no preferred stock which is entitled to vote.

What is the difference between holding shares as a record holder and as a beneficial owner?

If your shares are registered in your name with our transfer agent, Transfer Online, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by GelTech.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

Who May Attend the Meeting?

Record holders and beneficial owners may attend the Annual Meeting. If your shares are held in street name, you will need to bring a copy of a brokerage statement or other documentation reflecting your stock ownership as of the record date. Please see below for instructions on how to vote at the Annual Meeting if your shares are held in street name.

How Do I Vote?

Record Holder

1.	Vote by Internet. The website address for Internet voting is on your proxy card.
2.	Vote by phone. Call 1 (800) 690-6903 and follow the instructions on your proxy card.
3.	Vote by mail. Mark, date, sign and mail promptly the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).
4.	Vote in person. Attend and vote at the Annual Meeting.

If you vote by Internet or phone, please DO NOT mail your proxy card.

Beneficial Owner (Holding Shares in Street Name)

1.	Vote by Internet. The website address for Internet voting is on your vote instruction form.
2.	Vote by mail. Mark, date, sign and mail promptly the enclosed vote instruction form (a postage-paid envelope is provided for mailing in the United States).
3.	Vote in person. Obtain a valid legal proxy from the organization that holds your shares and attend and vote at the Annual Meeting.

What Constitutes a Quorum?

To carry on the business of the Annual Meeting, we must have a quorum. A quorum is present when a majority of the outstanding shares of stock entitled to vote, as of the record date, are represented in person or by proxy. Shares owned by GelTech are not considered outstanding or considered to be present at the Annual Meeting. Broker non-votes (because there are routine matters presented at the Annual Meeting) and abstentions are counted as present for the purpose of determining the existence of a quorum.

What happens if GelTech is unable to obtain a Quorum?

If a quorum is not present to transact business at the Annual Meeting or if we do not receive sufficient votes in favor of the proposals by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit solicitation of proxies.

What is a broker non-vote?

If your shares are held in street name, you must instruct the organization who holds your shares how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any non-routine proposal. This vote is called a “broker non-vote.” Broker non-votes do not count as a vote “FOR” or “AGAINST” any of the Proposals. Because Proposals 2 and 4 require a majority of our outstanding shares to vote “FOR” approval, a broker non-vote will adversely affect these proposals.

If you are the shareholder of record, and you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by our Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the meeting. If your shares are held in street name and you do not provide specific voting instructions to the organization that holds your shares, the organization may generally vote at its discretion on routine matters, but not on non-routine matters. If you sign your vote instruction form but do not provide instructions on how your broker should vote, your broker will vote your shares as recommended by our Board on any non-routine matter. See the note below and the following question and answer.

Important Rule Affecting Beneficial Owners Holding Shares In Street Name

Brokers may no longer use discretionary authority to vote shares on the election of directors if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

Which Proposals are Considered “Routine” or “Non-Routine”?

Proposals 1, 3, 5 and 6 are non-routine and Proposals 2, 4 and 7 are routine.

How are abstentions treated?

Abstentions only have an effect on the outcome of any matter being voted on that requires the approval based on our total voting stock outstanding. Thus, abstentions have no effect on any of the proposals except for Proposal 2 and Proposal 4.

How Many Votes are Needed for Each Proposal to Pass, is Broker Discretionary Voting Allowed and what is the effect of an abstention?

Proposals	Vote Required	Broker Discretionary Vote Allowed	Effect of Abstentions on the Proposal
(1) To elect the board of directors	Plurality	No	Not applicable
(2) To approve the amendment to the Certificate of Incorporation to Increase the Authorized Shares	Majority of the outstanding voting shares	Yes	Vote against
(3) To approve and ratify the adoption of the 2007 Equity Incentive Plan	Majority of the votes cast	No	No effect
(4) To approve a reverse stock split	Majority of the outstanding shares	Yes	Vote against
(5) To approve named executive officer compensation	Majority of the votes cast	No	No effect
(6) To vote, on a non-binding advisory basis, whether a non-binding advisory vote on GelTech’s executive compensation, should be held every one, two or three years	Not applicable	No	No effect
(7) To ratify the appointment of our independent registered public accounting firm for fiscal 2014	Majority of the votes cast	Yes	No effect

What Are the Voting Procedures?

In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees. With regard to the remaining proposals, you may vote in favor of each proposal or against each proposal, or in favor of some proposals and against others, or you may abstain from voting on any of these proposals. You should specify your respective choices on the accompanying proxy card or your vote instruction form.

Is My Proxy Revocable?

You may revoke your proxy and reclaim your right to vote up to and including the day of the Annual Meeting by giving written notice to the Corporate Secretary of GelTech, by delivering a proxy card dated after the date of the proxy or by voting in person at the Annual Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: GelTech Solutions, Inc., 1460 Park Lane South, Suite 1, Jupiter, Florida 33458, Attention: Corporate Secretary.

Who is Paying for the Expenses Involved in Preparing and Mailing this Proxy Statement?

All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by GelTech. In addition to the solicitation by mail, proxies may be solicited by our officers and regular employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing. We may hire an independent proxy solicitation firm.

What Happens if Additional Matters are Presented at the Annual Meeting?

Other than the items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you submit a signed proxy card, the persons named as proxy holders, Messrs. Michael Cordani and Michael Hull, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

What is “householding” and how does it affect me?

Record holders who have the same address and last name will receive only one copy of their proxy materials, unless we are notified that one or more of these record holders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees. Shareholders who participate in householding will continue to receive separate proxy cards.

If you are eligible for householding, but you and other record holders with whom you share an address, receive multiple copies of these proxy materials, or if you hold GelTech stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact our Corporate Secretary at: GelTech Solutions, Inc., 1460 Park Lane South, Suite 1, Jupiter, Florida 33458, (561) 427-6144.

If you participate in householding and wish to receive a separate copy of these proxy materials, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact our Corporate Secretary as indicated above. Beneficial owners can request information about householding from their brokers, banks or other holders of record.

Do I Have Dissenters’ (Appraisal) Rights?

Appraisal rights are not available to GelTech shareholders with any of the proposals brought before the Annual Meeting.

Can a Shareholder Present a Proposal To Be Considered At the 2014 Annual Meeting?

If you wish to submit a proposal to be considered at the 2014 Annual Meeting, the following is required:

•

For a shareholder proposal to be considered for inclusion in GelTech’s Proxy Statement and proxy card for the 2014 Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, which we refer to as the “Exchange Act,” our Corporate Secretary must receive the written proposal no later than August 4, 2014, which is 120 calendar days prior to the anniversary date GelTech’s Proxy Statement was mailed to shareholders in connection with this Annual Meeting. Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in company sponsored materials.

•

Our Bylaws include advance notice provisions that require shareholders desiring to recommend or nominate individuals to the Board or who wish to present a proposal at the 2014 Annual Meeting must do so in accordance with the terms of the advance notice provisions. For a shareholder proposal or a nomination that is not intended to be included in GelTech’s Proxy Statement and proxy card under Rule 14a-8, our Corporate Secretary must receive the written proposal no later than 90 calendar days prior to the 2014 Annual Meeting; Provided, however, that in the event that less than 100 days’ notice of public disclosure of the date of the meeting is given to shareholders, notice by the shareholder to be timely must be received no later than close of business on the 10th day after public disclosure of the 2014 Annual Meeting is made. If a shareholder fails to meet these deadlines and fails to satisfy the requirements of Rule 14a-8 under the Exchange Act, we may exercise discretionary voting authority under proxies we solicit to vote on any such proposal as we determine appropriate. Your notice must contain the specific information set forth in our Bylaws.

•

Additionally, you must be a record holder at the time you deliver your notice to the Corporate Secretary and are entitled to vote at the 2014 Annual Meeting.

A nomination or other proposal will be disregarded if it does not comply with the above procedures. All proposals and nominations should be sent to GelTech Solutions, Inc., 1460 Park Lane South, Suite 1, Jupiter, Florida 33458, Attention: Corporate Secretary.

We reserve the right to amend our Bylaws and any change will apply to the 2014 Annual Meeting unless otherwise specified in the amendment.

Interest of Officers and Directors in Matters to Be Acted Upon

Except in the election to our board of nominees set forth herein, none of the officers or directors have any interest in any of the matters to be acted upon at the Annual Meeting.

The Board Recommends that Shareholders Vote “For” Proposal Nos. 1, 2, 3 4, 5, 6 (every THREE years) and 7.

PROPOSAL 1. ELECTION OF DIRECTORS

We currently have six members of our Board, all of whose terms will expire at this Annual Meeting. The Board proposes the election of the following nominees as directors:

Michael Cordani

Peter Cordani

Michael Becker

Leonard Mass

Phil O’Connell, Jr.

Neil Reger

All of the nominees listed above is currently a director of GelTech, have been nominated for election this year and have agreed to serve if elected. The six persons who receive the most votes cast will be elected and will serve as directors until the next Annual Meeting. If a nominee becomes unavailable for election before this Annual Meeting, the Board can name a substitute nominee and proxies will be voted for such substitute nominee unless an instruction to the contrary is written on the proxy card. Furthermore, we may appoint an additional person to our Board before the Annual Meeting. The principal occupation and certain other information about the nominees and our executive officers are set forth on the following pages.

The Board recommends a vote “For” the election of the nominated slate of directors.

DIRECTORS AND EXECUTIVE OFFICERS

The following table represents our Board of Directors as of the record date:

Name	Age	Position
Michael Cordani	53	Chairman of the Board
Peter Cordani	52	Director
Michael Becker	62	Director
Leonard Mass	72	Director
Phil O’Connell, Jr.	73	Director
Neil Reger	75	Director

Board of Director Nominees

Michael Cordani has been our Chief Executive Officer and a director since inception. From June 25, 2007 until September 21, 2012, Mr. Cordani was our Chairman of the Board. In March 2013, Mr. Cordani was re-appointed Chairman of the Board. Mr. Cordani was selected as a director for his 20 years of experience in management. In addition, Mr. Cordani was selected because he is our Chief Executive Officer. Mr. Cordani has been diagnosed with a life threatening disease for which he has been undergoing treatment. Until recently, he continued to be involved in the day to day operations of GelTech. However, Mr. Cordani has taken an indefinite leave of absence. In Mr. Cordani’s absence, Mr. Peter Cordani, GelTech’s founder, President and Chief Technology Officer, and the inventor of all of its products, is acting in Mr. Cordani’s place. The Board has formed a special committee to formulate a succession plan to recommend to the Board in the event that Mr. Michael Cordani is no longer able to fulfill his role as Chief Executive Officer.

Peter Cordani has been our Chief Technology Officer since inception and our President since September 2013. Mr. Cordani has been a director since July 3, 2007. He is the inventor of all of our intellectual property. Mr. Cordani was selected as a director because of his patent experience, he is the inventor of our technologies and because he is our President and Chief Technology Officer.

Michael Becker became a director on January 3, 2012. Mr. Becker has been President of the accounting firm Michael C. Becker & Co. since 1979. From 1976 until August 2007, Mr. Becker served on the Miami-Dade Fire Department and retired as the Chief Fire Officer. Mr. Becker is a Certified Public Accountant in Florida. Mr. Becker was selected as a director because of his experience as an accountant, his knowledge of the fire industry and because he is independent.

Leonard Mass became a director on May 11, 2010. Since September 2005, Mr. Mass has been the Vice President of Land Development in the Real Estate Development division of the Drummond Company, Inc. a company which is principally engaged in the business of mining, purchasing, processing and selling of both thermal and metallurgical coal. Mr. Mass was selected as a director for his 40 years of experience in executive management and his background in finance and management and because he is independent.

Phil O’Connell, Jr. became a director in November 2006. Mr. O’Connell is an attorney and has been a partner at the law firm of Ciklin Lubitz Martens & O’Connell and predecessor law firms since 1969. Mr. O’Connell was selected as a director because of his experience as a lawyer and because he is independent.

Neil Reger became a director on October 1, 2013. Since his retirement over five years ago, Mr. Reger has been an active investor. Since his son Michael Reger has been an investor in GelTech, Mr. Reger has consulted with management on GelTech’s operations (without compensation). Mr. Reger was selected as a director because of his 45 years of business and management experience.

Executive Officers

Name	Age	Position
Michael Cordani	53	Chief Executive Officer
Peter Cordani	52	President and Chief Technology Officer
Michael Reger	50	Chief Operating Officer
Michael Hull	60	Chief Financial Officer

See above for Mr. Michael Cordani’s and Mr. Peter Cordani’s biography.

Michael Hull has served as our Chief Financial Officer since March 2008. Until September 1, 2011, Mr. Hull was working for us on a part-time basis. Since then, Mr. Hull has been with us on a full-time basis. From January 2008 until December 2009, Mr. Hull was a Director of CFO Services for WSR Consulting, Inc., which we refer to as WSR, which provides Chief Financial Officer and related services to businesses. Prior to Mr. Hull becoming a full-time employee, WSR provided Chief Financial Officer services to GelTech. See the section titled “Related Person Transactions” for further description. Until August 31, 2011, Mr. Hull spent the majority of his time providing accounting services for Ecosphere Technologies, Inc. (OTCBB: ESPH) a diversified water engineering, technology licensing and environmental services company.

Michael Reger has been our Chief Operating Officer since March 25, 2013. For over 20 years, Mr. Reger has been a partner at III Associates, a registered investment advisor, and AVM, L.P., an institutional broker dealer.

Mr. Michael Cordani, our Chief Executive Officer and a director, is the brother of Mr. Peter Cordani, our Chief Technology Officer, President and a director. Mr. Michael Reger, our Chief Operating Officer, is the son of Neil Reger, a director of GelTech. There are no other family relationships between any of the executive officers and directors. Our Bylaws require that each director is elected at our annual meeting of shareholders and holds office until the next annual meeting of shareholders, or until his successor is elected and qualified. See the section titled “Related Person Transactions” below for further information concerning our employment of Cordani family members.

Corporate Governance

Board Responsibilities

The Board oversees, counsels, and directs management in the long-term interest of GelTech and its shareholders. The Board’s responsibilities include establishing broad corporate policies and reviewing the overall performance of GelTech. The Board is not, however, involved in the operating details on a day-to-day basis.

Board Committees and Charters

The Board and its Committees meet throughout the year and act by written consent from time-to-time as appropriate. The Board delegates various responsibilities and authority to different Board Committees. Committees regularly report on their activities and actions to the Board.

The Board currently has and appoints the members of: the Audit Committee, the Compensation Committee, which we refer to as the “Committee,” the Nominating Committee and the Executive Committee. The Audit Committee has a written charter approved by the Board which can be found on our corporate website at www.geltechsolutions.com/.

The following table identifies the independent and non-independent current Board and committee members:

Name	Independent	Audit	Compensation	Nominating	Executive
Michael Cordani				✓	✓
Peter Cordani
Michael Becker	✓	✓	✓		✓
Leonard Mass	✓	✓	✓		✓
Phil O’Connell, Jr.	✓	✓	✓	✓	✓
Neil Reger

The Board held eight meetings in fiscal 2013. Each of the directors attended over 75% of the total number of Board meetings and committee meetings on which such director served. We do not have a policy with regard to directors’ attendance at the Annual Meeting. GelTech did not hold an Annual Meeting in fiscal 2013.

Director Independence

Our Board has determined that Messrs. Becker, Mass and O’Connell are independent in accordance with standards under the Nasdaq Listing Rules. Our Board determined that as a result of being (or having a family member who was) employed as an executive officer, Messrs. Michael Cordani, Peter Cordani and Neil Reger were not independent under the Nasdaq Listing Rules.

Our Board has also determined that Messrs. Becker, Mass and O’Connell are independent under the Nasdaq Listing Rules independence standards for Audit Committee members.

Committees of the Board of Directors

Audit Committee

The Audit Committee, which currently consists of Michael Becker, Leonard Mass, and Phil O’Connell, Jr., reviews GelTech’s financial reporting process on behalf of the Board and administers our engagement of the independent registered public accounting firm. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its examinations, the evaluations of our internal controls, and the overall quality of our financial reporting. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

Audit Committee Financial Expert

Our Board has determined that Mr. Michael Becker is qualified as an Audit Committee Financial Expert, as that term is defined by the rules of the SEC and in compliance with the Sarbanes-Oxley Act of 2002.

Compensation Committee

The function of the Committee is to determine the compensation of our executive officers. The Committee has the power to set performance targets for determining periodic bonuses payable to executive officers and may review and make recommendations with respect to shareholder proposals related to compensation matters. Additionally, the Committee is responsible for administering the 2007 Equity Incentive Plan, which we refer to as the “Plan.”

Nominating Committee

The responsibilities of the Nominating Committee include the identification of individuals qualified to become Board members, the selection of nominees to stand for election as directors, the oversight of the selection and composition of committees of the Board, establish procedures for the nomination process including procedures and the oversight of the evaluations of the Board and management. The Nominating Committee has not established a policy with regard to the consideration of any candidates recommended by shareholders since no shareholders have made any recommendations. If we receive any shareholder recommended nominations, the Nominating Committee will carefully review the recommendation(s) and consider such recommendation(s) in good faith.

Executive Committee

Our Executive Committee has the authority during intervals between the meetings of the Board to exercise all powers allowed under Delaware law and authority of the Board in the management of our business and affairs.

Board Diversity

While we do not have a formal policy on diversity, our Board considers diversity to include the skill set, background, reputation, type and length of business experience of our board members as well as a particular nominee’s contribution to that mix. Although there are many other factors, the board seeks individuals with experience in the fire and utility industries, legal and accounting skills and board experience.

Board Leadership Structure

GelTech has chosen to combine the Chief Executive Officer and Board Chairman positions. We believe that this Board leadership structure is appropriate for GelTech at this time. Because we are a small company, it is more efficient to have the leadership of the Board in the same hands as the Chief Executive Officer of GelTech. GelTech does not have a lead independent director.

Role of Board in Risk Oversight

Our risk management function is overseen by our Board. Our management keeps its Board apprised of material risks and provides its directors access to all information necessary for them to understand and evaluate how these risks interrelate, how they affect us, and how management addresses those risks. Michael Cordani, as our Chief Executive Officer and Chairman of the Board, Peter Cordani, our President and Chief Technology Officer and Michael Hull, our Chief Financial Officer, work closely together with the Board once material risks are identified on how to best address such risks. If the identified risk poses an actual or potential conflict with management, our independent directors may conduct the assessment. Presently, the primary risks affecting us are our ability to grow our business, marketing our products and the commercial acceptance of our technologies.

Code of Ethics

Our Board has adopted a Code of Ethics that applies to all of our employees, including our Chief Executive Officer and Chief Financial Officer. Although not required, the Code of Ethics also applies to our Board. The Code of Ethics provides written standards that we believe are reasonably designed to deter wrongdoing and promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, full, fair, accurate, timely and understandable disclosure and compliance with laws, rules and regulations, including insider trading, corporate opportunities and whistle-blowing or the prompt reporting of illegal or unethical behavior. We will provide a copy of the Code of Ethics to any person without charge, upon request. The request for a copy can be made in writing to GelTech Solutions, Inc., 1460 Park Lane South, Suite 1, Jupiter, Florida 33458, Attention: Mrs. Darlene Cordani.

Communication with our Board of Directors

Although we do not have a formal policy regarding communications with the Board, shareholders may communicate with the Board by writing to us at GelTech Solutions, Inc., 1460 Park Lane South, Suite 1, Jupiter, Florida 33458, Attention: Mrs. Darlene Cordani, or by facsimile (561) 427-6182. Shareholders who would like their submission directed to a member of the Board may so specify, and the communication will be forwarded, as appropriate.

Related Person Transactions

In addition to Michael and Peter Cordani, the following related parties are employed at GelTech:

●

Michael Cordani’s wife as a bookkeeper at $1,200 per week,

●

Michael and Peter Cordani’s father is employed as a researcher at $2,123 per week, and

●

Michael and Peter Cordani’s mother as a receptionist at $600 per week.

We believe all of these salaries are at or are below the going rate of what such services would cost on the open market.

Mr. Michael Reger, son of Neil Reger, a director, is employed as Chief Operating Officer. As of the record date, Mr. Reger has been paid no compensation for his employment with GelTech.

From August 2008 through May 2009, GelTech and Mr. Michael Reger, GelTech’s principal shareholder (and now its Chief Operating Officer), entered into a number of transactions relating to Michael Reger lending GelTech money under a revolving line of credit. On February 18, 2011, GelTech and Michael Reger renegotiated their line of credit and reduced the principal on the line of credit by $1 million. Michael Reger agreed to accept 892,857 shares of GelTech’s common stock in consideration for cancelling $1 million of the $2,497,483 line of credit, which was due in May 2011. The remaining $1,497,483 owed under the line of credit was converted into a five-year note which was convertible at $1.12 per share bearing 5% interest per year, or the “2011 Note.” In connection with the loan cancellation, GelTech issued Michael Reger 1,000,000 five-year warrants exercisable at $1.25 per share and 300,000 five-year warrants exercisable at $1.75 per share.

On March 29, 2012, Michael Reger was issued a $332,996 six-month convertible note, or the “March 2012 Note.” The March 2012 Note was issued in consideration for Michael Reger lending GelTech $250,000 as a new investment and $74,874, which was the interest owed as of February 18, 2012 on the 2011 Note. The March 2012 Note was an original issue discount note with interest of 5% per annum convertible into GelTech’s common stock at $0.50 per share. On September 28, 2012, Michael Reger converted the March 2012 Note. Additionally, in connection with GelTech’s offer of a reduced exercise price to all outstanding warrant holders who exercised as of a certain date. Mr. Michael Reger exercised all of his warrants at $0.50 per share. In December 2012, Michael Reger lent GelTech $250,000 and was issued a $275,000 one-year 10% original issue discount note convertible at $0.35 per share, or the “December 2012 Note.”

On February 1, 2013, Michael Reger lent GelTech $250,000. In connection with this loan, GelTech consolidated all of the outstanding notes held by Michael Reger and issued him a $1,997,483 note convertible at $0.35 per share due December 31, 2016, or the “2013 Note.” Michael Reger cancelled the 2011 Note and the December 2012 Note. The 2013 Note bears an annual interest rate of 7.5% with interest to be paid annually in cash or common stock at $0.35 per share at Michael Reger’s option. Also on February 1, 2013, GelTech issued Michael Reger 210,226 shares of common stock in lieu of a cash payment for $73,579 of interest owed under the 2011 Note and the December 2012 Note.

Jerome Eisenberg, a former director and Executive Chairman, is an officer of TFISA a company that was specifically formed to distribute FireIce® and SkinArmor™.TFSIA and GelTech entered into an agreement in July 2009, prior to Mr. Eisenberg becoming a director. For the term of the Agreement, TFISA had exclusive rights to distribute:

●

FireIce® to governmental agencies worldwide including the U.S. excluding (i) any municipal, state owned or volunteer fire-fighting company or any state fire-fighting instrumentality in the U.S. and (ii) sales of FireIce® Products to the Forest Service.

●

SkinArmor™ worldwide; and

●

Eductors to apply FireIce® together with FireIce® Truck to all of Europe and various other countries throughout the world.

As of the filing date hereof, no sales have been made by TFISA. Furthermore, TFISA has not purchased any products from GelTech. In March 2013, GelTech gave TFSIA 180 days’ notice to terminate the Agreement subject to GelTech’s rights under the Agreement. TFSIA's counsel has notified GelTech that it will sue for damages. GelTech's position is that there is no liability and there are no damages since TFSIA never generated any sales over four years as an exclusive sales agent.

On December 20, 2011, Michael Cordani, our Chief Executive Officer and a director, and Joe Ingarra, our former President and director lent GelTech $10,000 and $29,380, respectively. In connection with these loans, GelTech issued Messrs. Cordani and Ingarra promissory notes payable on demand. We have repaid all of these loans.

On December 21, 2011, Michael Hull, our Chief Financial Officer, lent GelTech $50,000 and was issued a 60-day promissory note. In connection with the loan, GelTech re-priced 150,000 of Mr. Hull’s options from $1.95 to $0.60. GelTech has repaid this note. Additionally, on December 21, 2011, GelTech issued 441,177 shares of common stock to Phil O’Connell, a director of GelTech, in exchange for exercising warrants and as settlement of an outstanding claim for loans (totaling approximately $304,000) made by the director to GelTech’s predecessor.

On March 9, 2012, Mr. Eisenberg lent GelTech $75,000 and was issued a $76,875 six month original issue discount note with an effective annual interest rate of 5%. The note is convertible into GelTech’s common stock $0.50 per share. In September 2012, Mr. Eisenberg exchanged his note for a one year convertible original issue discount note in the amount of $86,100 convertible at $0.50 per share. In September 2013, GelTech pre-paid Mr. Eisenberg’s note.

In connection with Mr. Ingarra’s resignation, GelTech agreed to pay Mr. Ingarra 12 months of severance at the same rate as his current base salary, or $150,000 (plus COBRA reimbursement) payable in accordance with GelTech’s standard payroll practices with the first 10 months paid each month and the last four months paid once a month (in one-half of the monthly rate installments). The severance was in lieu of the approximately 45 months due under his Employment Agreement under certain circumstances. Additionally, GelTech granted Mr. Ingarra 112,500 fully-vested stock options exercisable at $0.39 per share, subject to a lockup agreement for the option shares and the other shares he currently owns. All other stock options and stock appreciation rights, or SARs, previously granted to Mr. Ingarra have been cancelled.

In February 2013, GelTech sold 482,758 shares of common stock and received $280,000 from Michael Cordani, our Chief Executive Officer and Peter Cordani, our President and Chief Technology Officer. Additionally, Michael Reger purchased 1,285,714 shares of common stock for $450,000. In June 2013, GelTech sold 250,000 shares of common stock and 125,000 warrants exercisable at $1.25 per share and received $200,000 from Michael Reger. In July 2013, Michael Reger lent GelTech $1,000,000. In connection with this loan, GelTech issued Michael Reger a $1,000,000 note convertible at $1.00 per share due July 11, 2018 and 500,000 five-year warrants exercisable at a $1.30 per share. The note bears an annual interest rate of 7.5%. In October 2013, Michael Reger purchased 200,000 shares of common stock and 100,000 five-year warrants exercisable at $1.00 per share for $150,000. Also in October 2013, Mr. Neil Reger, a director, and his wife each purchased 200,000 shares of common stock and 100,000 five-year warrants exercisable at $1.00 per share for $150,000.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who own more than 10% of our common stock to file initial reports of ownership and changes in ownership of our common stock and other equity securities with the SEC. These individuals are required by the regulations of the SEC to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of the forms furnished to us, and written representations from reporting persons that no Forms 5 were required to report delinquent filings, we believe that all filing requirements applicable to our officers, directors and 10% beneficial owners were complied with during fiscal year 2013.

Voting Securities and Principal Holders Thereof

The following table sets forth the number of shares of our common stock beneficially owned as the record date by (i) those persons known by us to be owners of more than 5% of our common stock, (ii) each director, (iii) our named executive officers and (iv) all of our executive officers and directors of as a group. Unless otherwise specified in the notes to this table, the address for each person is: c/o GelTech Solutions, Inc., 1460 Park Lane South, Suite 1, Jupiter, Florida 33458.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class (1)
Directors and Named Executive Officers:
Common Stock	Michael Cordani (2)	1,597,888	4.4%
Common Stock	Michael Hull (3)	332,833	*
Common Stock	Peter Cordani (4)	2,073,011	5.7%
Common Stock	Michael Becker (5)	68,333	*
Common Stock	Leonard Mass (6)	327,071	*
Common Stock	Phil O’Connell, Jr. (7)	1,759,898	4.9%
Common Stock	Neil Reger (8)	1,411,772	4.0%
Common Stock	All directors and executive officers as a group (8 persons) (9)	25,846,646	55.4%

5% Shareholder:
Common Stock	Michael Reger (10)	18,275,840	42.8%

———————

* Less than 1%.

(1)

Applicable percentages are based on 35,075,583 shares outstanding as of the record date, adjusted as required by rules of the SEC. Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock underlying options, SARs and warrants and convertible notes currently exercisable or convertible, or exercisable or convertible within 60 days are deemed outstanding for computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person. Unless otherwise indicated in the footnotes to this table, GelTech believes that each of the shareholders named in the table has sole voting and investment power with respect to the shares of common stock indicated as beneficially owned by them. The table includes only vested options, SARs and warrants or options and warrants that will vest and become exercisable within 60 days.

(2)

Michael Cordani: Mr. Cordani is Chairman of the Board and Chief Executive Officer. Shares are held with Mr. Cordani’s wife as tenants by the entirety. Includes 1,017,667 shares of common stock issuable upon exercise of vested options. Also includes 15,000 shares of common stock held by an adult child of Mr. Cordani. Mr. Cordani disclaims beneficial ownership of these securities and this disclosure shall not be deemed an admission that he is the beneficial owner of either the securities held in the trust or shares held by his children.

As of November 19, 2013, GelTech’s common stock price was $0.94. Because the 200,000 vested SARs (which may not be exercised with cash) held by Mr. Cordani have an exercise price of $0.45, the table above includes 98,000 shares of common stock underlying the SARs (200,000 multiplied by (the closing stock price minus the exercise price)).

(3)

Hull: Mr. Hull is the Chief Financial Officer. Includes 233,333 shares issuable upon the exercise of vested options.

As of November 19, 2013, GelTech’s common stock price was $0.94. Because the 200,000 vested SARs (which may not be exercised with cash) held by Mr. Hull have an exercise price of $0.45, the table above includes 98,000 shares of common stock underlying the SARs (200,000 multiplied by (the closing stock price minus the exercise price)).

(4)

Peter Cordani: Mr. Peter Cordani is a director, President and Chief Technology Officer. Includes shares held by North Carolina River Ridge II LLC, a company managed by Mr. Peter Cordani. It owns 651,987 shares of common stock. Thus, under SEC rules, Mr. Peter Cordani is considered the beneficial owner as explained in Note (1). Also includes 1,051,675 shares issuable upon the exercise of vested options. Mr. Cordani is the trustee of three trusts which own 271,349 shares of GelTech.

As of November 19, 2013, GelTech’s common stock price was $0.94. Because the 200,000 vested SARs (which may not be exercised with cash) held by Mr. Cordani have an exercise price of $0.45, the table above includes 98,000 shares of common stock underlying the SARs (200,000 multiplied by (the closing stock price minus the exercise price)).

(5)

Becker: Mr. Becker is a director. Includes 36,667 shares issuable upon the exercise of vested options.

(6)

Mass: Mr. Mass is a director. Includes 263,333 shares issuable upon the exercise of vested options.

(7)

O’Connell: Mr. O’Connell is a director. Includes 350,000 shares issuable upon the exercise of warrants and 345,000 shares issuable upon the exercise of vested options. Also includes: (i) 95,241 shares jointly held by Mr. O’Connell and his wife, (ii) 915,407 shares held by the Phil D. O’Connell, Jr. Revocable Trust, of which Mr. O’Connell is the trustee, (iii) 23,750 shares held by Mr. O’Connell’s wife and (iv) 40,500 shares held in trusts for Mr. O’Connell’s children, of which Mr. O’Connell is the trustee. Mr. O’Connell disclaims beneficial ownership of the securities held by his wife and this disclosure shall not be deemed an admission that he is the beneficial owner of the securities held by his wife.

(8)

Neil Reger: Mr. Reger is a director. Includes: (i) 542,307 shares of common stock and 200,000 shares issuable upon the exercise of warrants directly held by Mr. Reger and (ii) 469,465 shares of common stock and 200,000 shares issuable upon exercise of warrants held by Mr. Reger’s wife.

(9)

Total D&O: Includes securities beneficially owned by Michael Reger, our Chief Operating Officer.

(10)

Michael Reger: These shares all also included in the “All directors and executive officers as a group” beneficial ownership amount. See Note 9 above. Includes 434,681 shares of common stock held in a grantor retained annuity trust of which Mr. Reger is the trustee. Also includes 6,707,094 shares issuable upon the conversion of convertible notes and 912,500 shares issuable upon the exercise of warrants. Address is 777 Yamato Road, Suite 300, Boca Raton, Florida 33431.

Director Compensation

We do not pay cash compensation to our directors for service on our Board and our employees do not receive compensation for serving as members of our Board. Directors are reimbursed for reasonable expenses incurred in attending meetings and carrying out duties as board and committee members. Under the Plan, our non-employee directors receive automatic grants of stock options as compensation for their services on our Board. Because we do not pay compensation to employee directors, Messrs. Michael Cordani, Joseph Ingarra, Jerome Eisenberg and Peter Cordani were not compensated for their service as directors in fiscal 2013 and are omitted from the following table. Messrs. Ingarra and Eisenberg are former employee directors.

Fiscal 2013 Director Compensation

Name (a)	Option Awards ($)(d) (1)	Total ($)(j)
Michael Becker	133,231	133,231

Jerome Eisenberg (2)	36,069	36,069

Leonard Mass	131,871	131,871

Phil O’Connell, Jr.	135,150	135,150

———————

(1)

This represents the fair value of the award as of the grant date in accordance with FASB ASC Topic 718. These amounts represent awards that are paid in shares of common stock or options to purchase shares of our common stock and do not reflect the actual amounts that may be realized by the directors.

(2)

Does not include 800,000 restricted stock units granted to Mr. Eisenberg in connection with his employment agreement. All of the equity granted to Mr. Eisenberg were cancelled. See page 15.

Director Equity Awards

The following chart reflects the number of stock options we have awarded our current non-employee directors from the last two completed fiscal years (ended June 30, 2012 and 2013).

Name	Number of Options	Exercise Price per Share ($)	Expiration Date

Michael Becker (1)	35,000	0.56	January 3, 2022
Michael Becker (2)	55,000	0.91	July 1, 2022
Michael Becker (1)	5,000	0.36	December 6, 2022
Michael Becker (3)	125,000	0.99	March 11, 2023

Leonard Mass (2)	60,000	1.75	July 1, 2021
Leonard Mass (2)	60,000	0.91	July 1, 2022
Leonard Mass (3)	125,000	0.99	March 11, 2023

Phil O’Connell (2)	60,000	1.75	July 1, 2021
Phil O’Connell (2)	60,000	0.91	July 1, 2022
Phil O’Connell (3)	125,000	0.99	March 11, 2023

———————

(1)

Automatic grant under the Plan in connection with the director’s appointment as a director or a committee member.

(2)

Automatic annual grant under the Plan for service on the Board.

(3)

Vests in three equal increments on March 11, 2014, 2015 and 2016, subject to continued service as a director on each applicable vesting date.

On September 21, 2012, Phil O’Connell was granted 350,000 five-year warrants exercisable at $0.63 per share.

On July 28, 2013, Mr. O’Connell was granted 50,000 fully-vested ten year options exercisable at $1.30 per share. On September 17, 2013, Mr. Leonard Mass was granted 15,000 fully-vested ten year options exercisable at $1.01 per share.

The following information is related to the compensation paid, distributed or accrued by us for the last two fiscal years to our Chief Executive Officer (principal executive officer) and the two other most highly compensated executive officers serving at the end of the last fiscal year whose compensation exceeded $100,000, which we refer to as our “Named Executive Officers.”

Fiscal 2013 Summary Compensation Table

Name and Principal Position (a)	Year (b)	Salary ($)(c)(1)	Option Awards ($)(f)(2)	All Other Compensation ($)(i)	Total ($)(j)

Michael Cordani	2013	150,000	377,628	5,400	533,028
Chief Executive Officer	2012	150,000	106,757	0	256,757

Michael Hull	2013	150,000	377,628	5,400	533,028
Chief Financial Officer	2012	137,666	148,335	0	286,001

Peter Cordani	2013	150,000	377,628	5,400	533,028
President and Chief Technology Officer	2012	150,000	106,757	0	256,757

———————

(1)

The amounts in this column represents the fair value of the award as of the grant date as computed in accordance with FASB Accounting Standards Codification Topic 718. These amounts represent awards that are paid in options to purchase shares of our common stock or SARs and do not reflect the actual amounts that may be realized by the Named Executive Officers.

(2)

Fiscal 2013 includes the following equity grants to each of the Named Executive Officers: (i) 800,000 SARs which are described below and (ii) 125,000 stock options which vest in three equal increments on June 27, 2014, 2015 and 2016.

Named Executive Officer Employment Agreements

The chart below summarizes the terms and conditions of employment agreements with our Named Executive Officers.

Executive	Term	Base Salary	Equity Grants
Michael Cordani	October 1, 2012 through September 30, 2016	$150,000 per year with increases if performance milestones are met (1)	800,000 stock appreciation rights (2)

Michael Hull	October 1, 2012 through September 30, 2016	$150,000 per year with increases if performance milestones are met (1)	800,000 stock appreciation rights (2)

Peter Cordani	October 1, 2012 through September 30, 2016	$150,000 per year with increases if performance milestones are met (1)	800,000 stock appreciation rights (2)

———————

(1)

Base salary will increase to: (i) $170,000 upon GelTech generating $3,000,000 in revenue in any 12-month period, (ii) $190,000 upon GelTech generating $5,000,000 in any 12-month period and (iii) $200,000 upon GelTech generating $6,000,000 in any 12-month period. The Committee has the discretion to increase each of the Named Executive Officers base salary. Any such discretionary increase must be based on profitability, positive cash flow or such other factors as the Committee deems important.

(2)

Of the securities: (i) 200,000 vested immediately, (ii) 200,000 vest upon GelTech generating $3,000,000 in revenue in any 12-month period, (iii) another 200,000 vest upon GelTech generating $5,000,000 in revenue in any 12-month period and (iv) another 200,000 vest upon GelTech generating $6,000,000 in revenue in any 12-month period. The SAR are exercisable at $0.45 per share over a 10-year period.

The Committee will have the discretion to award each of the Named Executive Officers a bonus based upon job performance or any other factors determined by the Committee. In October 2013, the Committee awarded Mr. Michael Cordani a $37,500 bonus.

Additionally, the Named Executive Officers also receive a $600 car allowance.

On June 4, 2013, we terminated Mr. Jerome Eisenberg, our then Executive Chairman, for cause. Mr. Eisenberg had a four year Employment Agreement with GelTech through September 30, 2016. Under that Employment Agreement, his annual salary was $200,000 and he received 800,000 restricted stock units. We filed suit to rescind the Employment Agreement and our Executive Committee has taken formal action to terminate the Restricted Stock Units and all of the options he received as a director. Prior to being terminated, Mr. Eisenberg was deferring $50,000 per year of salary in recognition of our cash position.

Termination Provisions

The table below describes the severance payments that our Named Executive Officers are entitled to in connection with a termination of their employment upon death, disability, dismissal without cause, or for Good Reason. All of the termination provisions are intended to comply with Section 409A of the Internal Revenue Code of 1986 and the Regulations thereunder.

	Michael Cordani	Michael Hull	Peter Cordani

Death or Total Disability	One year base salary and all equity shall vest	One year base salary and all equity shall vest	One year base salary and all equity shall vest

Dismissal Without Cause or Termination by Executive for Good Reason (1)	Greater of one year base salary and continuation of base salary through the end of the remaining four year term of the agreement and all equity shall vest	Greater of one year base salary and continuation of base salary through the end of the remaining four year term of the agreement and all equity shall vest	Greater of one year base salary and continuation of base salary through the end of the remaining four year term of the agreement and all equity shall vest

———————

(1)

Good Reason is generally defined as the material diminution of the Named Executive Officers’ duties due to no fault of the executive or any other action or inaction that constitutes a material breach by GelTech under the Employment Agreements.

Risk Assessment Regarding Compensation Policies and Practices as they Relate to Risk Management

Our compensation program for employees does not create incentives for excessive risk taking by our employees or involve risks that are reasonably likely to have a material adverse effect on us. Our compensation has the following risk-limiting characteristics:

●

Our base pay programs consist of competitive salary rates that represent a reasonable portion of total compensation and provide a reliable level of income on a regular basis, which decreases incentive on the part of our executives to take unnecessary or imprudent risks;

●

A portion of executive incentive compensation opportunity is tied to long-term incentive compensation that emphasizes sustained performance over time. This reduces any incentive to take risks that might increase short-term compensation at the expense of longer term company results;

●

Awards are not tied to formulas that could focus executives on specific short-term outcomes;

●

Equity awards may be recovered by us should a restatement of earnings occur upon which incentive compensation awards were based, or in the event of other wrongdoing by the recipient; and

●

Equity awards, generally, have multi-year vesting which aligns the long-term interests of our executives with those of our shareholders and, again, discourages the taking of short-term risk at the expense of long-term performance.

Outstanding Equity Awards

Listed below is information with respect to unexercised options, stock that has not vested and equity incentive awards for each Named Executive Officer as of June 30, 2013:

Outstanding Equity Awards At Fiscal Year-End

Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)		Number of Securities Underlying Unexercised Options (#) Unexercisable (c)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised or Unearned Options (#) (d)		Option Exercise Price ($) (e)	Option Expiration Date (f)
Michael Cordani	150,000	(1)	0		0		0.667	March 16, 2018
Chief Executive Officer
	650,000		100,000	(2)	0		1.22	December 7, 2020

	116,667		58,333	(3)	0		0.81	September 20, 2021

	50,000		0		100,000	(4)	0.74	June 20, 2022

	200,000		0		600,000	(5)	0.45	October 1, 2022

	0		125,000	(6)	0		1.10	June 27, 2023

Michael Hull	116,666		33,334	(3)	0		0.81	June, 30, 2021
Chief Financial Officer
	50,000		0		100,000	(4)	0.74	June 20, 2022

	200,000		0		600,000	(5)	0.45	October 1, 2022

	0		125,000	(6)	0		1.10	June 27, 2023

Peter Cordani	185,007	(1)	0		0		0.667	March 16, 2018
Chief Technology Officer
	650,000		100,000	(2)	0		1.22	December 7, 2020

	116,667		58,333	(3)	0		0.81	September 20, 2021

	50,000		0		100,000	(4)	0.74	June 20, 2022

	200,000		0		600,000	(5)	0.45	October 1, 2022

	0		125,000	(6)	0		1.10	June 27, 2023

———————

(1)

Fully vested.

(2)

The unvested options vest on December 31, 2013.

(3)

The unvested options vest in equal increments on December 31, 2013 and June 30, 2014.

(4)

The unvested options vest based upon meeting certain performance milestones. As of June 30, 2013, one of the performance milestones was met. On July 17, 2013, the second of the three milestones was met.

(5)

Of the securities: (i) 200,000 vested immediately, (ii) 200,000 vest upon GelTech generating $3,000,000 in revenue in any 12-month period, (iii) another 200,000 vest upon GelTech generating $5,000,000 in revenue in any 12-month period and (iv) another 200,000 vest upon GelTech generating $6,000,000 in revenue in any 12-month period.

(6)

The unvested options vest in three equal increments on June 27, 2014, 2015 and 2016.

Executive Officer Equity Awards

The following chart reflects the number of stock options we have awarded our current executive officers for the last two completed fiscal years (ended June 30, 2012 and 2013).

Name	Number of Options	Exercise Price per Share ($)	Expiration Date
Michael Cordani (1)	175,000	0.81	September 20, 2021
Michael Cordani (2)	150,000	0.74	June 20, 2022
Michael Cordani (3)	125,000	1.10	June 26, 2023

Peter Cordani (1)	175,000	0.81	September 20, 2021
Peter Cordani (2)	150,000	0.74	June 20, 2022
Peter Cordani (3)	125,000	1.10	June 26, 2023

Michael Hull (2)	150,000	0.74	June 20, 2022
Michael Hull (3)	125,000	1.10	June 26, 2023

———————

(1)

Vests in six equal increments each June 30th and December 31st, with the first vesting date being December 31st, 2011.

(2)

Vests based on GelTech meeting certain performance milestones of which two-thirds of the milestones have been met as of the filing date hereof.

(3)

Vests in three equal increments on June 27, 2014, 2015 and 2016.

PROPOSAL 2. AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE OUR AUTHORIZED COMMON STOCK FROM 50 MILLION TO 100 MILLION SHARES

Our Board adopted a resolution to amend our Certificate of Incorporation, which we refer to as “Certificate,” to increase the number of shares of common stock that we are authorized to issue from 50,000,000 to 100,000,000 shares and has directed that the proposed amendment be submitted to our shareholders for their approval and adoption. The amendment will not change the number of shares of preferred stock that are authorized, and the total authorized shares will be increased from 55,000,000 to 105,000,000. The form of the amendment is attached as Annex A to this Proxy Statement. The amendment will replace Section 4 of our Certificate, with the following language:

4. The Company shall have the authority to issue:

(a) 100,000,000 shares of common stock, par value of $0.001 per share;

(b) 5,000,000 shares of preferred stock, par value $0.001 per share, with such rights, preferences and limitations as may be set from time to time by resolution of the board of directors and the filing of a certificate of designation as required by the Delaware General Corporation Law.

Purpose and Effect

We may issue shares of capital stock to the extent such shares have been authorized under our Certificate. Our Certificate currently authorize us to issue up to 50,000,000 shares of common stock and 5,000,000 shares of preferred stock. No shares of our common stock are held in treasury. In order to ensure that we would have the authorized shares to continue raising capital and grant options to existing and future employees, three of our executive officers agreed not to exercise 5,500,000 of their options until such time as GelTech increases its authorized common stock to 100 million shares. Although we have no agreements to issue common stock in the future, we expect that we will need additional shares of common stock to grant options to existing and future GelTech employees as well as for other corporate purposes in order to grow our business.

The additional shares of common stock to be authorized after the amendment to the Certificate would have rights identical to the currently outstanding shares, except for effects incidental to increasing the number of outstanding shares, such as the dilution of current shareholders’ ownership and voting interests when shares are issued. Under our Certificate, our shareholders do not have preemptive rights with respect to our common stock. Thus, should our Board elect to issue additional shares, existing shareholders would not have any preferential rights to purchase any shares.

Possible Anti-Takeover Effects of the Amendment

The proposed amendment to our Certificate is not being recommended in response to any specific effort of which our Board is aware to obtain control of GelTech, and our Board does not intend or view the proposed increase in authorized common stock as an anti-takeover measure. However, the ability of our Board to authorize the issuance of the additional shares of common stock that would be available if the proposed amendment is approved and adopted could have the effect of discouraging or preventing a hostile takeover.

The Board recommends a vote “For” this proposal.

PROPOSAL 3. APPROVAL AND RATIFICATION OF THE 2007 EQUITY INCENTIVE PLAN

Our Board has adopted a resolution declaring it advisable and in the best interests of GelTech and its shareholders that the Plan and awards granted under the Plan be ratified and approved by shareholders. The resolution also recommends that the Plan and the awards granted under the Plan be ratified and approved by GelTech’s shareholders and directs that such proposal be submitted to GelTech’s shareholders at the Annual Meeting.

The Plan is a broad-based plan in which all employees, consultants, officers, directors and director advisors of GelTech and its subsidiaries are eligible to participate. The purpose of the Plan is to further the growth and development of GelTech by providing, through ownership of stock of GelTech and other equity-based awards, an incentive to its officers and other key employees and consultants who are in a position to contribute materially to the prosperity of GelTech, to increase such persons’ interests in GelTech’s welfare, by encouraging them to continue their services to GelTech, and by enabling GelTech to attract individuals of outstanding ability to become employees, consultants, officers, directors and director advisors of GelTech.

In the following paragraphs we provide a summary of the terms of the Plan. The following summary is qualified in its entirety by the provisions of the Plan which is attached at Annex B to this Proxy Statement.

Background

In March 2007, we established the Plan. Initially, we were authorized to issue up to 1,500,000 stock rights. In September 2008, our Board increased the Plan by adding an additional 2,000,000 stock rights. In June 2012, our Board increased the Plan to 4,500,000 stock rights. In June 2013, our Board increased the Plan to 15,000,000 stock rights. As of the record date, there were approximately 5,000,000 stock rights available for issuance under the Plan.

Administration

The Plan is administered by our Board delegated by the Board, or by our Committee, which collectively we refer to as the “Administrator.” The Board may delegate these the powers to grant stock rights to officers of GelTech to the extent permitted by law.

Eligibility

Awards granted under the Plan may be restricted stock, restricted stock units, options and SARs which are awarded to employees, consultants, officers, directors and director advisors, who, in the opinion of the Administrator, have contributed, or are expected to contribute, materially to our success. In addition, incentive stock options (“ISOs”) as defined in the Internal Revenue Code of 1986 (the “Code”), may be granted to individuals who are officers or other employees and contribute to our success. The identification of individuals entitled to receive awards, the terms of the awards, and the number of shares subject to individual awards, are determined by the Administrator, in its sole discretion. As of the record date, approximately ___ employees and non-employee directors would have been eligible to participate in the Plan had it been effective.

Automatic Grants

Under the Plan, all of our directors who are not employees or 10% shareholders and all director advisors automatically receive an initial and annual grant of stock options with the number of shares based upon the closing price on the day before grant. This automatic grant was placed in the Plan to provide a mechanism for compensating our directors and avoid any appearance of impropriety each time compensation is awarded.

Initial Grants		Annual Grants
Chairman of the Board	50,000 options	Chairman of the Board	70,000 options
Director	30,000 options	Director	100,000 options
Chair of a Committee	10,000 options	Chair of a Committee	20,000 options
Member of a Committee	5,000 options	Member of a Committee	10,000 options

The initial grants vest over a three-year period each 12 months following the date of grant, subject to service with GelTech in the capacity in which the grant was received on each applicable vesting date. The annual grants vest on June 30th of the following year, subject to service with GelTech in the capacity in which the grant was received. The automatic grants have an exercise period of 10 years.

Limitation on Awards

The exercise price of options or SARs granted under the Plan shall not be less than the fair market value of the underlying common stock at the time of grant. In the case of ISOs, the exercise price may not be less than 110% of the fair market value in the case of 10% shareholders. ISOs shall expire no later than five years after the date of grant. The option price may be paid in United States dollars by check or wire transfer or, at the discretion of the Administrator, by delivery of shares of our common stock having fair market value equal as of the date of exercise to the cash exercise price, or a combination thereof.

Stock Options

The Administrator may grant either non-qualified stock options or ISOs. A stock option entitles the recipient to purchase a specified number of shares of common stock at a fixed price subject to terms and conditions set by the Committee, including conditions for exercise that must be satisfied, which typically will be based solely on continued provision of services. The purchase price of shares of common stock covered by a stock option cannot be less than 100% of the fair market value of the common stock on the date the option is granted. Fair market value of the common stock is generally equal to the closing price for the common stock on the on the trading date before the option is granted.

Stock Appreciation Rights

A SAR entitles the holder to receive, as designated by the Administrator, cash or shares of common stock, value equal to the excess of the fair market value of a specified number of shares of common stock at the time of exercise over the exercise price established by the Administrator.

The exercise price of each SAR granted under the Plan shall be established by the Administrator or shall be determined by method established by the Administrator at the time the SAR is granted, provided the exercise price shall not be less than 100% of the fair market value of a share of common stock on the date of the grant of the SAR, or such higher price as is established by the Administrator. Shares of common stock delivered pursuant to the exercise of a SAR shall be subject to such conditions, restrictions and contingencies as the Administrator may establish in the applicable SAR agreement or document, if any.

Restricted Stock Awards

A restricted stock aware gives the recipient a stock award subject to restriction on sale. The Administrator determines the terms and conditions of restricted stock awards, including the number of shares of restricted stock granted, and conditions for vesting that must be satisfied, which may be based principally or solely on continued provision of services, and also may include a performance-based component. Unless otherwise provided in the award agreement, the holder of a restricted stock award generally will have the rights of a shareholder from the date of grant of the award, including the right to vote the shares of common stock and the right to receive cash dividends and share and property distributions on the shares.

Restricted Stock Unit

A restricted stock unit gives the recipient the right to receive a number of shares of our common stock on the applicable vesting or other dates. Delivery of the restricted stock unit may be deferred beyond vesting as determined by the Administrator. The Administrator determines the terms and conditions of restricted stock units, including the number of units granted, and conditions for vesting that must be satisfied, which may be based principally or solely on continued provision of services, and also may include a performance-based component. The holder of a restricted stock unit award will not have voting rights with respect to the award and possess no incidents of ownership with respect to the underlying common stock.

Term, Termination and Amendment

The Board may terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on January 31, 2017. No award may be granted under the Plan once it is terminated. Termination of the Plan shall not impair rights or obligations under any award granted while the Plan is in effect, except with the written consent of the grantee. The Board at any time, and from time to time, may amend the Plan. Provided, however, no amendment shall be affected unless approved by our shareholders to the extent that shareholder approval is necessary to satisfy the requirements of Section 422 of the Code or required by the rules of the principal national securities exchange or trading market upon which our common stock trades.

The Board at any time, and from time to time, may amend the terms of any one or more awards; provided, however, that the rights under the award shall not be impaired by any such amendment, except with the written consent of the grantee.

The number of shares with respect to which options or stock awards may be granted under the Plan, the number of shares covered by each outstanding option or SAR, and the purchase price per share shall be adjusted for any increase or decrease in the number of issued shares resulting from a recapitalization, reorganization, merger, consolidation, exchange of shares, stock dividend, stock split, reverse stock split, or other subdivision or consolidation of shares.

Forfeiture

All vested or unvested stock rights are immediately forfeited at the option of the Board in the event that the recipient performs certain acts against the interests of GelTech including termination as a result of fraud, dishonesty or violation of GelTech policy.

Adjustments upon Changes in Capitalization

The number of shares of common stock covered by each outstanding stock right, and the number of shares of common stock which have been authorized for issuance under the Plan as well as the price per share of common stock (or cash, as applicable) covered by each such outstanding option or SAR, shall be proportionately adjusted for any increases or decrease in the number of issued shares of common stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification, or any other increase or decrease in the number of issued shares of common stock effected without receipt of consideration by the Company. Such adjustment shall be made by the Administrator.

Federal Income Tax Consequences

The following is a brief summary of the principal U.S. federal income tax consequences with respect to awards granted under the Plan.

Restricted Stock Awards

The recipient of a restricted stock award does not have taxable income upon receipt of the award. When the restricted stock award is vested, the recipient will recognize ordinary income in an amount equal to the difference of the fair market value of the shares on the date of vesting and the amount paid for such restricted stock, if any.

Upon the vesting of a restricted stock award, GelTech will be entitled to a corresponding income tax deduction in the tax year in which the restricted stock award vested.

The recipient may, however, elect under Section 83(b) of the Code to include as ordinary income in the year the shares are granted an amount equal to the excess of (i) the fair market value of the shares on the date of issuance, over (ii) the purchase price, if any, paid for the shares. If the Section 83(b) election is made, the recipient will not realize any additional taxable income when the shares become vested.

Incentive Stock Options

The recipient does not recognize any taxable income as a result of the grant or exercise of an ISO qualifying under Section 422 of the Code. However, the exercise of an ISO may increase the recipient’s alternative minimum tax liability.

If a recipient holds stock acquired through the exercise of an ISO for more than two years from the date on which the stock option was granted and more than one year after the date the stock option was exercised, any gain or loss on a disposition of those shares, or a qualifying disposition, will be a long-term capital gain or loss. Upon such a qualifying disposition, GelTech will not be entitled to any income tax deduction.

Generally, if the recipient disposes of the stock before the expiration of either of those holding periods, or a disqualifying disposition, then at the time of such disqualifying disposition the recipient will recognize ordinary income equal to the lesser of (i) the excess of the stock's fair market value on the date of exercise over the exercise price, or (ii) the recipient’s actual gain, if any, on the purchase and sale. Any additional gain recognized by the recipient upon the disposition will be long-term or short-term capital gain or loss, depending on whether the stock was held for more than one year.

To the extent the recipient recognizes ordinary income by reason of a disqualifying disposition, generally we will be entitled to a corresponding income tax deduction in the tax year in which the disqualifying disposition occurs.

Non-Qualified Stock Options

The recipient does not recognize any taxable income as a result of a grant of a non-qualified stock option. Upon exercise of a non-qualified stock option, the recipient will recognize ordinary income in an amount equal to the difference between the fair market value of the shares on the date of exercise and the exercise price. When the shares are sold, any difference between the sale price and the fair market value of the shares on the date of exercise will generally be treated as long term or short term capital gain or loss, depending on whether the stock was held for more than one year.

Upon the exercise of a non-qualified stock option, GelTech will be entitled to a corresponding income tax deduction in the tax year in which the option was exercised.

Stock Appreciation Rights

A recipient does not recognize any taxable income upon the receipt of an SAR. Upon the exercise of an SAR, the recipient will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price.

Upon the exercise of an SAR, GelTech will be entitled to a corresponding income tax deduction in the tax year in which the SAR was exercised.

Transfer

Except for ISOs, all stock rights are transferable subject to compliance with the securities laws and the Plan. ISOs are only transferable by will or by the laws of descent and distribution.

Equity Compensation Plan Information

The following chart reflects the number of securities granted and the weighted average exercise price for our compensation plans as of June 30, 2013.

Name Of Plan	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	- 0 -		N/A

Equity compensation plans not approved by security holders (1)(2)	8,097,840	$0.83	6,902,160

———————

(1) Includes options, SARs and shares of common stock issued under the Plan.

(2) Includes 6,760,840 stock options and SARs issued to directors and executive officers.

New Plan Benefits

Because future grants of awards under the Plan are subject to the discretion of the Board and the Committee, the future awards that may be granted to participants cannot be determined at this time. There are no grants that have been previously made which are contingent upon receiving shareholder approval of the grant.

The Board recommends a vote “For” this proposal.

PROPOSAL 4. APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT.

Our Board has adopted and is submitting for shareholder vote three amendments to our Certificate that would grant to our Board the discretion to effect a reverse split of all outstanding shares of our common stock, if the Board deems that it is in our and our shareholders’ best interests, at a ratio of (i) one-for-two, (ii) one-for-five or (iii) any amount in between one-for-two and one-for-five (any of which we refer to as a “Reverse Stock Split”). Until one year from the Annual Meeting, our Board will have the sole discretion to elect, as it determines to be in the best interests of GelTech and our shareholders, whether or not to effect a Reverse Stock Split, and if so, at which of the approved exchange ratios. If our Board elects to implement one of the Reverse Stock Splits, the Board would abandon the remaining approved Reverse Stock Splits without need for any further shareholder action. Our Board believes that approval of a proposal granting this discretion to the Board, rather than approval of an immediate Reverse Stock Split at a specified ratio, would provide the Board with maximum flexibility to react to current market conditions and to therefore achieve the purposes of the Reverse Stock Split, if implemented, and to act in the best interests of GelTech and our shareholders.

To effect the reverse stock split, our Board would authorize our management to file a Certificate of Amendment to our Certificate with the Delaware Secretary of State. If our Board elects to implement one of the approved Reverse Stock Splits, the number of issued and outstanding shares of our common stock would be reduced in accordance with the ratio for the selected Reverse Stock Splits. The par value of our common stock would remain unchanged at $0.001 per share, and the number of our authorized shares of common stock would remain unchanged. Our Board may elect not to implement any of the approved Reverse Stock Splits at its sole discretion, even if all of the proposed Reverse Stock Splits are approved by our shareholders. Our Board has approved the proposed grant of discretion to affect a Reverse Stock Split. You may elect to vote in favor of each of the proposed ratios, some of the proposed ratios or none of the proposed ratios. The proposed form of amendment to our Certificate to implement the Reverse Stock Split is attached to this Proxy Statement as Annex C.

Purpose of the Reverse Stock Split

The Board believes that a Reverse Stock Split is desirable for a number of reasons, including:

Increase in Eligible Institutional and Other Investors. We believe a Reverse Stock Split may increase the price of our common stock or potentially decrease its volatility, and thus may allow a broader range of institutional investors with the ability to invest in our stock. For example, many funds and institutions have investment guidelines and policies that prohibit them from investing in stocks whose price is below a certain threshold. We believe that increased institutional investor interest in the Company and our common stock will potentially increase the overall market for our common stock.

Increase Analyst and Broker Interest. We believe a Reverse Stock Split would help increase analyst and broker-dealer interest in our common stock as many brokerage and investment advisory firms’ policies can discourage analysts, advisors, and broker/dealers from following or recommending companies with low stock prices. Because of the trading volatility and lack of liquidity often associated with lower-priced stocks, many brokerage houses have adopted investment guidelines and policies and practices that either prohibit or discourage them from investing or trading such stocks or recommending them to their clients and customers. Some of those guidelines, policies and practices may also function to make the processing of trades in lower-priced stocks economically unattractive to broker-dealers. While we recognize we will remain a “penny stock” under the rules of the Securities and Exchange Commission because a penny stock trades at less than $5.00, we think the increase from the Reverse Stock Split will position us better if our business continues to increase as we expect. Additionally, because brokers’ commissions and dealer mark-ups/mark-downs on transactions in lower-priced stocks generally represent a higher percentage of the stock price than commissions and mark-ups/mark-downs on higher-priced stocks, the current average price per share of our common stock can result in shareholders or potential shareholders paying transaction costs representing a higher percentage of the total share value than would otherwise be the case if the share price were substantially higher.

Move GelTech Closer to Listing on Nasdaq. Our common stock is currently quoted on the Over-The-Counter Bulletin Board under the symbol “GLTC”. On the record date, the last sale price of our common stock was $0.94 per share. By potentially increasing our stock price, the Reverse Stock Split would potentially increase our minimum bid or share price required for the initial listing requirements for The Nasdaq Stock Market. We would like to eventually apply for listing on Nasdaq. We currently do not meet their listing requirements, including the minimum bid price and shareholders’ equity. The Reverse Stock Split will not cause us to meet all of the listing requirements for Nasdaq. But we believe the Reverse Stock Split will increase our stock price which may help us move towards eventually meeting the minimum share price requirements. We are not certain that the Reverse Stock Split will have a long-term positive effect on the market price of our common stock, or increase our ability to be listed or approved for trading on Nasdaq.

Risks of the Reverse Stock Split

The Reverse Stock Split may not increase our market capitalization, which would prevent us from realizing some of the anticipated benefits of the Reverse Stock Split. The market price of our common stock is based on a number of factors which may be unrelated to the number of shares outstanding. These factors may include our performance, general economic and market conditions and other factors, many of which are beyond our control. The market price per share may not rise, or it may remain constant in proportion to the reduction in the number shares outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our common stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split. In the future, the market price of common stock following the Reverse Stock Split may not equal or exceed the market price prior to the Reverse Stock Split.

Effects of the Reverse Stock Split

Reduction of Shares Held by Individual Shareholders. After the effective date of the Reverse Stock Split, each common shareholder will own fewer shares of our common stock. However, the Reverse Stock Split will affect all of our common shareholders uniformly and will not affect any common shareholder’s percentage ownership interests in us, except to the extent that the Reverse Stock Split results in any of our shareholders owning a fractional share as described below. As discussed further below, we will pay of cash in lieu of fractional shares. The number of shareholders of record will not be affected by the Reverse Stock Split (except to the extent that any shareholder holds only a fractional share interest and receives cash for such interest after the Reverse Stock Split). However, if the Reverse Stock Split is approved, it will increase the number of shareholders who own “odd lots” of less than 100 shares of our common stock. Brokerage commissions and other costs of transactions in odd lots may be higher than the costs of transactions of more than 100 shares of common stock.

Reduction in Total Outstanding Shares. The proposed Reverse Stock Split will reduce the total number of outstanding shares of common stock by a factor based on the ratio of the split. The following table shows the number of shares of our common stock outstanding both before the Reverse Stock Split and after the Reverse Stock Split:

	Shares of Common Stock Outstanding Before the Reverse Stock Split	Shares of Common Stock Outstanding After the Reverse Stock Split
One-for-two split	35,075,583	17,537,791
One-for-five split	35,075,583	7,015,116

If the Reverse Stock Split is between the two numbers in the table above, the number of outstanding shares will be proportionately reduced.

Change in Number and Exercise Price of Employee and Equity Awards. The Reverse Stock Split will reduce the number of shares of common stock available for issuance under our equity plans and agreements in proportion to the split ratio. Under the terms of our outstanding equity and option awards, the Reverse Stock Split will cause a reduction in the number of shares of common stock issuable upon exercise or vesting of such awards in proportion to the split ratio of the Reverse Stock Split and will cause a proportionate increase in the exercise price of such awards to the extent they are stock options. The number of shares authorized for future issuance under our equity plans will also be proportionately reduced. The number of shares of common stock issuable upon exercise or vesting of stock option awards will be rounded to the nearest whole share and no cash payment will be made in respect of such rounding. Warrant and other convertible security holders, if any, will also see a similar reduction of the number of shares such instruments are convertible into as stock option holders described above.

Regulatory Effects. Our common stock is currently registered under Section 12(g) of the Exchange Act and we are subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect the registration of the common stock under the Exchange Act or our obligation to publicly file financial and other information with the Securities and Exchange Commission. If the Reverse Stock Split is implemented, our common stock will continue to trade on the Over-The-Counter Bulletin Board.

In addition to the above, the Reverse Stock Split will have the following effects upon our common stock:

•

The number of shares owned by each holder of common stock will be reduced;

•

The per share loss and net book value of our common stock will be increased because there will be a lesser number of shares of our common stock outstanding;

•

The authorized common stock and the par value of the common stock will remain $0.001 per share;

•

The stated capital on our balance sheet attributable to the common stock will be decreased and the additional paid-in capital account will be credited with the amount by which the stated capital is decreased;

•

All outstanding options, SARs, warrants, and convertible securities entitling the holders thereof to purchase shares of common stock, if any, will enable such holders to purchase, upon exercise thereof, fewer of the number of shares of common stock which such holders would have been able to purchase upon exercise thereof immediately preceding the Reverse Stock Split, at the same total price (but a higher per share price) required to be paid upon exercise thereof immediately preceding the Reverse Stock Split; and

•

As mentioned above, the Reverse Stock Split may result in some shareholders owning “odd lots” of less than 100 shares of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

Shares of common stock after the Reverse Stock Split will be fully paid and non-assessable. The amendment will not change any of the other the terms of our common stock. The shares of common stock after the Reverse Stock Split will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the shares of common stock prior to the Reverse Stock Split.

Because the number of authorized shares of our common stock will not be reduced, an overall effect of the Reverse Stock Split of the outstanding common stock will be an increase in authorized but unissued shares of our common stock. These shares may be issued by our Board in its sole discretion. See “Anti-Takeover Effects of the Reverse Stock Split” below. Any future issuance will have the effect of diluting the percentage of stock ownership and voting rights of the present holders of our common stock and preferred stock.

Once we implement a Reverse Stock Split, the share certificates representing the shares will continue to be valid. In the future, new share certificates will be issued reflecting the Reverse Stock Split, but this in no way will affect the validity of your current share certificates. The Reverse Stock Split will occur without any further action on the part of our shareholders. After the effective date of the Reverse Stock Split, each share certificate representing the shares prior to the Reverse Stock Split will be deemed to represent the number of shares shown on the certificate, divided by the split ratio. Certificates representing the shares after the Reverse Stock Split will be issued in due course as share certificates representing shares prior to the Reverse Stock Split are tendered for exchange or transfer to our transfer agent. We request that shareholders do not send in any of their stock certificates at this time.

As applicable, new share certificates evidencing new shares following the Reverse Stock Split that are issued in exchange for share certificates issued prior to the Reverse Stock Split representing old shares that are restricted shares will contain the same restrictive legend as on the old certificates. Also, for purposes of determining the term of the restrictive period applicable to the new shares after the Reverse Stock Split, the time period during which a shareholder has held their existing pre-Reverse Stock Split old shares will be included in the total holding period.

Procedure for Implementing the Reverse Stock Split

The Reverse Stock Split would become effective upon the filing of a Certificate of Amendment to our Certificate with the Secretary of State of the State of Delaware. The exact of the filing of the Certificate of Amendment that will effectuate the Reverse Stock Split will be determined by our Board based on its evaluation as to when such action will be the most advantageous to us and our shareholders. In addition, our Board reserves the right, notwithstanding shareholder approval and without further action by the shareholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing the amendment to our Certificate, our Board, in its sole discretion, determines that it is no longer in our best interest and the best interests of our shareholders to proceed with the Reverse Stock Split. If a Certificate of Amendment effecting the Reverse Stock Split has not been filed with the Secretary of State of the State of Delaware by the close of business one year from the date of this Annual Meeting, our Board will abandon the Reverse Stock Split.

After the filing of the Certificate of Amendment, our common stock will have a new CUSIP number, which is a number used to identify our equity securities, and stock certificates with the older CUSIP number will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described below.

As soon as practicable after the Reverse Stock Split our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates for record holders (i.e., shareholders who hold their shares directly in their own name and not through a broker). Record holders of pre-Reverse Stock Split shares will be asked to surrender to the transfer agent certificates representing pre-Reverse Stock Split shares in exchange for a book entry with the transfer agent or certificates representing post-Reverse Stock Split shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by us. No new certificates will be issued to a shareholder until such shareholder has surrendered such shareholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent.

For street name holders of pre-Reverse Stock Split shares (i.e., shareholders who hold their shares through a broker), your broker will make the appropriate adjustment to the number of shares held in your account following the effective date of the Reverse Stock Split.

SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

No service charges, brokerage commissions or transfer taxes will be payable by any shareholder, except that if any new stock certificates are to be issued in a name other than that in which the surrendered certificate(s) are registered it will be a condition of such issuance that (1) the person requesting such issuance pays all applicable transfer taxes resulting from the transfer (or prior to transfer of such certificate, if any) or establishes to our satisfaction that such taxes have been paid or are not payable, (2) the transfer complies with all applicable federal and state securities laws, and (3) the surrendered certificate is properly endorsed and otherwise in proper form for transfer.

Payment for Fractional Shares

No fractional shares of common stock will be issued as a result of the Reverse Stock Split. Instead, shareholders who otherwise would be entitled to receive fractional shares, upon surrender to the exchange agent of such certificates representing such fractional shares, will be entitled to receive cash in an amount equal to the product obtained by multiplying (a) the closing price of our common stock on the record date as reported on Over-The-Counter Bulletin Board by (b) the number of shares of our common stock held by such shareholder that would otherwise have been exchanged for such fractional share interest.

Accounting Matters

The par value per share of our common stock will remain unchanged at $0.001 per share after the Reverse Stock Split. As a result, on the effective date of the Reverse Stock Split, the stated capital on our consolidated balance sheet attributable to common stock will be reduced and the additional paid-in-capital account will be increased by the amount by which the stated capital is reduced. Per share net income or loss will be increased because there will be fewer shares of our common stock outstanding. We do not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of the Reverse Stock Split.

Certain Federal Income Tax Consequences

Each shareholder is advised to consult their own tax advisor as the following discussion may be limited, modified or not apply based on your own particular situation.

The following is a summary of important tax considerations of the Reverse Stock Split. It addresses only shareholders who hold the pre-Reverse Stock Split shares and post- Reverse Stock Split shares as capital assets. It does not purport to be complete and does not address shareholders subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, mutual funds, foreign shareholders, shareholders who hold the pre-Reverse Stock Split shares as part of a straddle, hedge, or conversion transaction, shareholders who hold the pre-Reverse Stock Split shares as qualified small business stock within the meaning of Section 1202 of the Internal Revenue Code of 1986, as amended (the “Code”), shareholders who are subject to the alternative minimum tax provisions of the Code, and shareholders who acquired their pre-Reverse Stock Split shares pursuant to the exercise of employee stock options or otherwise as compensation. This summary is based upon current law, which may change, possibly even retroactively. It does not address tax considerations under state, local, foreign, and other laws. Furthermore, we have not obtained a ruling from the Internal Revenue Service or an opinion of legal or tax counsel with respect to the consequences of the Reverse Stock Split.

The Reverse Stock Split is intended to constitute a reorganization within the meaning of Section 368 of the Code. Assuming the Reverse Stock Split qualifies as reorganization, a shareholder generally will not recognize gain or loss on the Reverse Stock Split, except to the extent of cash, if any, received in lieu of a fractional share interest in the post- Reverse Stock Split shares. The aggregate tax basis of the post- Reverse Stock Split shares received will be equal to the aggregate tax basis of the pre-Reverse Stock Split shares exchanged (excluding any portion of the holder’s basis allocated to fractional shares), and the holding period of the post- Reverse Stock Split shares received will include the holding period of the pre-Reverse Stock Split shares exchanged.

A holder of the pre- Reverse Stock Split shares who receives cash will generally recognize gain or loss equal to the difference between the portion of the tax basis of the pre- Reverse Stock Split shares allocated to the fractional share interest and the cash received. Such gain or loss will be a capital gain or loss and will be short term if the pre-Reverse Stock Split shares were held for one year or less and long term if held more than one year. No gain or loss will be recognized by us as a result of the Reverse Stock Split.

PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

No Appraisal Rights

Shareholders have no rights under DGCL or under our charter documents to exercise dissenters’ rights of appraisal with respect to the Reverse Stock Split.

Anti-Takeover Effects of the Reverse Stock Split

The overall effect of the Reverse Stock Split may be to render more difficult the accomplishment of mergers or the assumption of control by a principal shareholder and thus make the removal of management more difficult.

The effective increase in our authorized and unissued shares as a result of the Reverse Stock Split could potentially be used by our Board to thwart a takeover attempt. The over-all effects of this might be to discourage, or make it more difficult to engage in, a merger, tender offer or proxy contest, or the acquisition or assumption of control by a holder of a large block of our securities and the removal of incumbent management. The Reverse Stock Split could make the accomplishment of a merger or similar transaction more difficult, even if it is beneficial to shareholders. Our Board might use the additional shares to resist or frustrate a third-party transaction, favored by a majority of the independent shareholders that would provide an above-market premium, by issuing additional shares to frustrate the takeover effort.

As discussed above, the reasons for the Reverse Stock Split is to increase the ability of institutions to purchase our common stock and the interest in our common stock by analysts and brokers as well as move us closer to meeting the Nasdaq initial listing standards. This Reverse Stock Split is not the result of management’s knowledge of an effort to accumulate the Company’s securities or to obtain control of the Company by means of a merger, tender offer, solicitation or otherwise.

Neither our Certificate nor our Bylaws presently contain any provisions having anti-takeover effects and the Reverse Stock Split Proposal is not a plan by our Board to adopt a series of amendments to our Certificate or Bylaws to institute an anti-takeover provision. We do not have any plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.

The Board recommends a vote “For” this proposal.

PROPOSAL 5. SHAREHOLDER ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

Overview

Pursuant to Section 14A of the Exchange Act and recent legislation, we are asking our shareholders to vote to approve, on a non-binding, advisory basis, the compensation of our Named Executive Officers, commonly referred to as the “say-on-pay” vote. In accordance with the Exchange Act requirements, we are providing our shareholders with an opportunity to express their views on our Named Executive Officers’ compensation. Although this advisory vote is nonbinding, our Board of Directors and the Committee will review and consider the voting results when making future decisions regarding our Named Executive Officer compensation and related executive compensation programs.

We encourage shareholders to read the “Executive Compensation” section in this proxy statement, including the compensation tables and the related narrative disclosure, which describes the structure and amounts of the compensation of our Named Executive Officers in fiscal year 2013. The compensation of our Named Executive Officers is designed to enable us to attract and retain talented and experienced executives to lead us successfully in a competitive environment. The Committee and our Board believe that our executive compensation strikes the appropriate balance between utilizing responsible, measured pay practices and effectively incentivizing our Named Executive Officers to dedicate themselves fully to value creation for our shareholders.

Accordingly, we ask our shareholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to GelTech’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion is hereby APPROVED.”

The Board recommends a vote “For” this proposal.

PROPOSAL 6. SHAREHOLDER VOTE ON FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION

In addition to the advisory vote on executive compensation described in Proposal 5, pursuant to Section 14A of the Exchange Act (as required by Dodd-Frank), we are asking our shareholders to vote, on a non-binding, advisory basis, on the frequency of future votes to approve the compensation of our Named Executive Officers. This non-binding “frequency” vote is required to be submitted to our shareholders at least once every six years. Shareholders may indicate whether they prefer that we conduct future advisory votes to approve the compensation of our Named Executive Officers every one, two or three years, or abstain.

The Board has determined that holding an advisory vote to approve the compensation of our Named Executive Officers every three years is the most appropriate policy at this time, and recommends that future advisory votes to approve the compensation of our Named Executive Officers occur every third year. Our executive compensation program is designed to create long-term value for our shareholders, and a triennial vote will allow shareholders to better judge our executive compensation program in relation to our long-term performance. We also believe that a vote every three years is an appropriate frequency to provide sufficient time to thoughtfully consider shareholders’ input and to implement any appropriate changes to our executive compensation program, in light of the timing that would be required to implement any decisions related to such changes.

Shareholders will be able to specify one of four choices for this proposal on the proxy card: one year, two years, three years, or abstain. The voting frequency option that receives the highest number of votes cast by shareholders will be deemed the frequency for the advisory vote on executive compensation that has been selected by shareholders. Although this advisory vote on the frequency of future advisory votes to approve the compensation of our Named Executive Officers is nonbinding, the Board the Committee will carefully review and consider the voting results when determining the frequency of future advisory votes to approve the compensation of our Named executive officers.

The Board recommends that the shareholders vote to conduct future advisory votes to approve the compensation of our Named Executive Officers every three years.

PROPOSAL 7. RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2014

Our Board has appointed Salberg & Company, PA, or Salberg, to serve as our independent registered public accounting firm for the fiscal year ending June 30, 2014. Salberg has been GelTech’s independent registered public accounting firm since 2008. Selection of GelTech’s independent registered public accounting firm is not required to be submitted to a vote of the shareholders of GelTech for ratification. However, GelTech is submitting this matter to the shareholders as a matter of good corporate governance. Even if the appointment is ratified, the Board may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of GelTech and its shareholders. If the appointment is not ratified, the Board will consider its options.

A representative of Salberg is not expected to be present at the Annual Meeting.

The Board recommends a vote “For” this proposal.

The Audit Committee, which currently consists of Michael Becker, Leonard Mass, and Phil O’Connell, Jr., reviews GelTech’s financial reporting process on behalf of the Board and administers our engagement of the independent registered public accounting firm. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its examinations, the evaluations of our internal controls, and the overall quality of our financial reporting. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

The Audit Committee has met and held discussions with management and Salberg. Management represented to the Audit Committee that our financial statements were prepared in accordance with generally accepted accounting principles and the Audit Committee has reviewed and discussed the financial statements with management and Salberg. The Audit Committee reviewed with Salberg its judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee under auditing standards generally accepted in the United States.

Audit Committee Report

The Audit Committee has:

•

reviewed and discussed the audited financial statements with management;

•

met privately with the independent registered public accounting firm and discussed matters required by Statement on Auditing Standards No. 61, as amended and adopted by the Public Company Accounting Oversight Board, which we refer to as the “PCAOB”;

•

received the written disclosures and the letter from the independent registered public accounting firm, as required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed its independence with GelTech; and

•

in reliance on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended June 30, 2013 filed with the SEC.

This report is submitted by the Audit Committee.

Michael Becker

Leonard Mass

Phil O’Connell, Jr.

The above Audit Committee Report is not deemed to be “soliciting material,” is not “filed” with the SEC and is not to be incorporated by reference in any filings that GelTech files with the SEC.

It is not the duty of the Audit Committee to determine that GelTech’s financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles or to plan or conduct audits. Those are the responsibilities of management and GelTech’s independent registered public accounting firm. In giving its recommendation to the Board, the Audit Committee has relied on: (1) management’s representations that such financial statements have been prepared with integrity and objectivity and in conformity with GAAP; and (2) the report of GelTech independent registered public accounting firm with respect to such financial statements.

Audit Committee’s Pre-Approval Policy

The Audit Committee pre-approves all audit and permissible non-audit services on a case-by-case basis. In its review of non-audit services, the Audit Committee considers whether the engagement could compromise the independence of our independent registered public accounting firm, and whether the reasons of efficiency or convenience is in our best interest to engage our independent registered public accounting firm to perform the services.

Principal Accountant Fees and Services

All of the services provided and fees charged by Salberg, were approved by our Audit Committee. The following table shows the fees paid to Salberg, our principal accountant for the fiscal years ended June 30, 2013 and 2012.

	Fiscal 2013 ($)	Fiscal 2012 ($)

Audit Fees (1)	70,400	70,000
Audit Related Fees (2)	7,600	5,500
Tax Fees	0	0
All Other Fees	0	0
Total	78,000	75,500

———————

(1)

Audit fees – these fees relate to the audit of our annual financial statements and the review of our interim quarterly financial statements.

(2)

Audit related fees – these fees relate primarily to the auditors’ review of our registration statements and audit related consulting.

OTHER MATTERS

GelTech has no knowledge of any other matters that may come before the Annual Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the Meeting or any adjournment, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

If you do not plan to attend the Annual Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Annual Meeting, at your request, GelTech will cancel your previously submitted proxy.

Annex A

CERTIFICATE OF AMENDMENT TO CERTIFICATE OF INCORPORATION

OF GELTECH SOLUTIONS, INC.

GelTech Solutions, Inc. (the “Company”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Delaware General Corporation Law”), hereby certifies as follows:

1.

Pursuant to Sections 242 and 228 of the Delaware General Corporation Law, the amendment herein set forth has been duly approved by the Board of Directors and holders of a majority of the outstanding capital stock of the Company.

2.

Section 4 of the Certificate of Incorporation is amended to read as follows:

The Company shall have the authority to issue:

(a)

100,000,000 shares of common stock, par value $0.001 per share; and

(b)

5,000,000 shares of preferred stock, par value $0.001 per share, with such rights, preferences and limitations as may be set from time to time by resolution of the board of directors and the filing of a certificate of designation as required by the Delaware General Corporation Law.

3.

This Certificate of Amendment to Certificate of Incorporation was duly adopted and approved by the shareholders of this Company on the 17th day of January 2014 in accordance with Section 242 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment to Certificate of Incorporation as of the ___st day of ______ 2014.

GELTECH SOLUTIONS, INC.

By:
______________, ______________

A-1

Annex B

GELTECH SOLUTIONS, INC.

2007 EQUITY INCENTIVE PLAN

1.

Scope of Plan; Definitions.

(a)

This 2007 Equity Incentive Plan (the “Plan”) is intended to advance the interests of GelTech Solutions, Inc. (the “Company”) and its Related Corporations by enhancing the ability of the Company to attract and retain qualified employees, consultants, Officers, directors and Director Advisors, by creating incentives and rewards for their contributions to the success of the Company and its Related Corporations. This Plan will provide to (a) Officers and other employees of the Company and its Related Corporations opportunities to purchase common stock (“Common Stock”) of the Company pursuant to Options granted hereunder which qualify as incentive stock options (“ISOs”) under Section 422(b) of the Internal Revenue Code of 1986 (the “Code”), (b) directors, Director Advisors, Officers, employees and consultants of the Company and Related Corporations opportunities to purchase Common Stock in the Company pursuant to options granted hereunder which do not qualify as ISOs (“Non-Qualified Options”); (c) directors, Director Advisors, Officers, employees and consultants of the Company and Related Corporations opportunities to receive shares of Common Stock of the Company which normally are subject to restrictions on sale (“Restricted Stock”); (d) directors, Director Advisors, Officers, employees and consultants of the Company and Related Corporations opportunities to receive grants of stock appreciation rights (“SARs”); and (e) directors, Director Advisors, Officers, employees and consultants of the Company and Related Corporations opportunities to receive grants of restricted stock units (“RSUs”). ISOs, Non-Discretionary Options and Non-Qualified Options are referred to hereafter as “Options.” Options, Restricted Stock, RSUs and SARs are sometimes referred to hereafter collectively as “Stock Rights.” Any of the Options and/or Stock Rights may in the Compensation Committee’s discretion be issued in tandem to one or more other Options and/or Stock Rights to the extent permitted by law.

This Plan is intended to comply in all respects with Rule 16b-3 (“Rule 16b-3”) and its successor rules as promulgated under Section 16(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) for participants who are subject to Section 16 of the Exchange Act. To the extent any provision of the Plan or action by the Plan administrators fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Plan administrators. Provided, however, such exercise of discretion by the Plan administrators shall not interfere with the contract rights of any grantee. In the event that any interpretation or construction of the Plan is required, it shall be interpreted and construed in order to ensure, to the maximum extent permissible by law, that such grantee does not violate the short-swing profit provisions of Section 16(b) of the Exchange Act and that any exemption available under Rule 16b-3 or other rule is available.

(b)

For purposes of the Plan, capitalized words and terms shall have the following meaning:

“Advisory Board” means a board composed of individuals, appointed by the Board, who serve the Company’s Board in an advisory capacity but are not directors, Officers or employees of the Company.

“Board” means the board of directors of the Company.

“Bulletin Board” shall mean the Over-the-Counter Bulletin Board.

“Chairman” means the chairman of the Board.

“Change of Control” means the occurrence of any of the following events: (i) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets in a transaction which requires shareholder approval under applicable state law; or (ii) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

“Code” shall have the meaning given to it in Section 1(a).

“Common Stock” shall have the meaning given to it in Section 1(a).

“Company” shall have the meaning given to it in Section 1(a).

“Compensation Committee” means the compensation committee of the Board, if any, which shall consist of two or more members of the Board, each of whom shall be both an “outside director” within the meaning of Section 162(m) of the Code and a “non-employee director” within the meaning of Rule 16b-3.  All references in this Plan to the Compensation Committee shall mean the Board when (i) there is no Compensation Committee or (ii) the Board has retained the power to administer this Plan.

“Director Advisor” means a member of the Advisory Board.

“Disability” means “permanent and total disability” as defined in Section 22(e)(3) of the Code or successor statute.

“Disqualifying Disposition” means any disposition (including any sale) of Common Stock underlying an ISO before the later of (i) two years after the date of employee was granted the ISO or (ii) one year after the date the employee acquired Common Stock by exercising the ISO.

“Exchange Act” shall have the meaning given to it in Section 1(a).

“Fair Market Value” shall be determined as of the last Trading Day before the date a Stock Right is granted and shall mean:

(1)

the closing price on the principal market if the Common Stock is listed on a national securities exchange or the Bulletin Board.

 (2)

if the Company’s shares are not listed on a national securities exchange or the Bulletin Board, then the closing price if reported or the average bid and asked price for the Company’s shares as published by Pink Sheets LLC;

(3)

if there are no prices available under clauses (1) or (2), then Fair Market Value shall be based upon the average closing bid and asked price as determined following a polling of all dealers making a market in the Company’s Common Stock; or

(4)

if there is no regularly established trading market for the Company’s Common Stock, the Fair Market Value shall be established by the Board or the Compensation Committee taking into consideration all relevant factors including the most recent price at which the Company’s Common Stock was sold.

“ISO” shall have the meaning given to it in Section 1(a).

“Non-Discretionary Options” shall have the meaning given to it in Section 1(a).

“Non-Qualified Options” shall have the meaning given to it in Section 1(a).

“Officers” means a person who is an executive officer of the Company and is required to file ownership reports under Section 16(a) of the Exchange Act.

“Options” shall have the meaning given to it in Section 1(a).

“Plan” shall have the meaning given to it in Section 1(a).

“Qualifying Committee” means the Company’s audit committee, Compensation Committee, finance committee or any other committee of the Board that the compensation committee shall determine entitles its members to a grant of Stock Rights, as defined, under Section 3(b)(ii) (each such Committee, a “Qualifying Committee”).

“Related Corporations” shall mean a corporation which is a subsidiary corporation with respect to the Company within the meaning of Section 425(f) of the Code.

“Restricted Stock” shall have the meaning contained in Section 1(a).

“RSU” shall have the meaning given to it in Section 1(a).

“Rule 16b-3” shall have the meaning given to it in Section 1(a).

“SAR” shall have the meaning given to it in Section 1(a).

“Securities Act” means the Securities Act of 1933.

“Stock Rights” shall have the meaning given to it in Section 1(a).

“Trading Day” shall mean a day on which the New York Stock Exchange is open for business

2.

Administration of the Plan.

(a)

The Plan may be administered by the entire Board or by the Compensation Committee. Once appointed, the Compensation Committee shall continue to serve until otherwise directed by the Board. A majority of the members of the Compensation Committee shall constitute a quorum, and all determinations of the Compensation Committee shall be made by the majority of its members present at a meeting. Any determination of the Compensation Committee under the Plan may be made without notice or meeting of the Compensation Committee by a writing signed by all of the Compensation Committee members. Subject to ratification of the grant of each Stock Right by the Board (but only if so required by applicable state law), and subject to the terms of the Plan, the Compensation Committee shall have the authority to (i) determine the employees of the Company and Related Corporations (from among the class of employees eligible under Section 3 to receive ISOs) to whom ISOs may be granted, and to determine (from among the class of individuals and entities eligible under Section 3 to receive Non-Qualified Options, Restricted Stock, RSUs and SARs) to whom Non-Qualified Options, Restricted Stock, RSUs and SARs may be granted; (ii) determine when Stock Rights may be granted; (iii) determine the exercise prices of Stock Rights other than Restricted Stock and RSUs, which shall not be less than the Fair Market Value; (iv) determine whether each Option granted shall be an ISO or a Non-Qualified Option; (v) determine when Stock Rights shall become exercisable, the duration of the exercise period and when each Stock Right shall vest; (vi) determine whether restrictions such as repurchase options are to be imposed on shares subject to or issued in connection with Stock Rights, and the nature of such restrictions, if any, and (vii) interpret the Plan and promulgate and rescind rules and regulations relating to it. The interpretation and construction by the Compensation Committee of any provisions of the Plan or of any Stock Right granted under it shall be final, binding and conclusive unless otherwise determined by the Board. The Compensation Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best.

No members of the Compensation Committee or the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Right granted under it. No member of the Compensation Committee or the Board shall be liable for any act or omission of any other member of the Compensation Committee or the Board or for any act or omission on his own part, including but not limited to the exercise of any power and discretion given to him under the Plan, except those resulting from his own gross negligence or willful misconduct.

(b)

The Compensation Committee may select one of its members as its chairman and shall hold meetings at such time and places as it may determine. All references in this Plan to the Compensation Committee shall mean the Board if no Compensation Committee has been appointed. From time to time the Board may increase the size of the Compensation Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused or remove all members of the Compensation Committee and thereafter directly administer the Plan.

(c)

Stock Rights may be granted to members of the Board, whether such grants are in their capacity as directors, Officers or consultants. All grants of Stock Rights to members of the Board shall in all other respects be made in accordance with the provisions of this Plan applicable to other eligible persons. Members of the Board who are either (i) eligible for Stock Rights pursuant to the Plan or (ii) have been granted Stock Rights may vote on any matters affecting the administration of the Plan or the grant of any Stock Rights pursuant to the Plan.

(d)

In addition to such other rights of indemnification as he may have as a member of the Board, and with respect to administration of the Plan and the granting of Stock Rights under it, each member of the Board and of the Compensation Committee shall be entitled without further act on his part to indemnification from the Company for all expenses (including advances of litigation expenses, the amount of judgment and the amount of approved settlements made with a view to the curtailment of costs of litigation) reasonably incurred by him in connection with or arising out of any action, suit or proceeding, including any appeal thereof, with respect to the administration of the Plan or the granting of Stock Rights under it in which he may be involved by reason of his being or having been a member of the Board or the Compensation Committee, whether or not he continues to be such member of the Board or the Compensation Committee at the time of the incurring of such expenses; provided, however, that such indemnity shall be subject to the limitations contained in any Indemnification Agreement between the Company and the Board member or Officer. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Board or the Compensation Committee and shall be in addition to all other rights to which such member of the Board or the Compensation Committee would be entitled to as a matter of law, contract or otherwise.

(e)

The Board may delegate the powers to grant Stock Rights to Officers to the extent permitted by the laws of the Company’s state of incorporation.

3.

Eligible Employees and Others.

(a)

ISOs may be granted to any employee of the Company or any Related Corporation. Those Officers and directors of the Company who are not employees may not be granted ISOs under the Plan. Subject to compliance with Rule 16b-3 and other applicable securities laws, Non-Qualified Options, Restricted Stock, RSUs and SARs may be granted to any director (whether or not an employee), Director Advisors, Officers, employees or consultants of the Company or any Related Corporation. The Compensation Committee may take into consideration a recipient’s individual circumstances in determining whether to grant an ISO, a Non-Qualified Option, Restricted Stock, RSUs or a SAR. Granting of any Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify him from participation in, any other grant of Stock Rights.

(b)

All directors of the Company who are not employees or 10% shareholders of the Company or Related Corporations and all Director Advisors shall automatically receive the following as appropriate:

(i)

Initial Grants. On the date on which a person is first elected or appointed, whether elected by the shareholders of the Company or appointed by the Board to fill a Board vacancy, he or she shall receive an automatic grant of non qualified options as follows:

(A)

Chairman of the Board -

50,000 options;

(B)

Director -

30,000 options;

(C)

Chairman of a committee -

10,000 options; and

(D)

Member of a committee -

5,000 options.

(ii)

Annual Grants. On July 1st of each year, each non-employee director shall receive an automatic grant of non-qualified options as follows:

(A)

Director -

100,000 options;

(B)

Chairman of a committee -

20,000 options; and

(C)

Member of a committee -

10,000 options.

(iii)

Vesting.  All initial grants under this Section 3(b) shall vest over a three-year period each 12 months following the date of the automatic grant, subject to service with the Company in the capacity in which the grant is received on the applicable vesting dates.  All annual grants shall vest on June 30th of the following year, subject to service with the Company in the capacity in which the grant is received on the applicable vesting date.

(iv)

All grants of non qualified options under this Section 3(b) are subject to adjustment under Section 14.

(c)

The exercise price of the Options or SARs under Section 3 shall be Fair Market Value or such higher price as may be established by the Compensation Committee, the Board or by the Code.

4.

Common Stock. The Common Stock subject to Stock Rights shall be authorized but unissued shares of Common Stock, par value $0.001, or shares of Common Stock reacquired by the Company in any manner, including purchase, forfeiture or otherwise. The aggregate number of shares of Common Stock which may be issued pursuant to the Plan is 15,000,000, less any Stock Rights previously granted or exercised subject to adjustment as provided in Section 14. Any such shares may be issued under ISOs, Non-Qualified Options, Restricted Stock, RSUs or SARs, so long as the number of shares so issued does not exceed the limitations in this Section. If any Stock Rights granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any unvested shares, the unpurchased shares subject to such Stock Rights and any unvested shares so reacquired by the Company shall again be available for grants under the Plan.

5.

Granting of Stock Rights.

(a)

The date of grant of a Stock Right under the Plan will be the date specified by the Board or Compensation Committee at the time it grants the Stock Right; provided, however, that such date shall not be prior to the date on which the Board or Compensation Committee acts to approve the grant. The Board or Compensation Committee shall have the right, with the consent of the optionee, to convert an ISO granted under the Plan to a Non-Qualified Option pursuant to Section 17.

(b)

Except for automatic grants under Section 3(b), the Board or Compensation Committee shall grant Stock Rights to participants that it, in its sole discretion, selects. Stock Rights shall be granted on such terms as the Board or Compensation Committee shall determine except that ISOs shall be granted on terms that comply with the Code and regulations thereunder.

(c)

A SAR entitles the holder to receive, as designated by the Board or Compensation Committee, cash or shares of Common Stock, value equal to (or otherwise based on) the excess of: (a) the Fair Market Value of a specified number of shares of Common Stock at the time of exercise over (b) an exercise price established by the Board or Compensation Committee. The exercise price of each SAR granted under this Plan shall be established by the Compensation Committee or shall be determined by a method established by the Board or Compensation Committee at the time the SAR is granted, provided the exercise price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of the grant of the SAR, or such higher price as is established by the Board or Compensation Committee. A SAR shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Board or Compensation Committee. Shares of Common Stock delivered pursuant to the exercise of a SAR shall be subject to such conditions, restrictions and contingencies as the Board or Compensation Committee may establish in the applicable SAR agreement or document, if any. The Board or Compensation Committee, in its discretion, may impose such conditions, restrictions and contingencies with respect to shares of Common Stock acquired pursuant to the exercise of each SAR as the Board or Compensation Committee determines to be desirable. A SAR under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Board or Compensation Committee shall, in its discretion, prescribe. The terms and conditions of any SAR to any grantee shall be reflected in such form of agreement as is determined by the Board or Compensation Committee. A copy of such document, if any, shall be provided to the grantee, and the Board or Compensation Committee may condition the granting of the SAR on the grantee executing such agreement.

(d)

An RSU gives the grantee the right to receive a number of shares of the Company’s Common Stock on applicable vesting or other dates. Delivery of the RSUs may be deferred beyond vesting as determined by the Board or Compensation Committee. RSUs shall be evidenced by an RSU agreement in the form determined by the Board or Compensation Committee. With respect to an RSU, which becomes non-forfeitable due to the lapse of time, the Compensation Committee shall prescribe in the RSU agreement the vesting period. With respect to the granting of the RSU, which becomes non-forfeitable due to the satisfaction of certain pre-established performance-based objectives imposed by the Board or Compensation Committee, the measurement date of whether such performance-based objectives have been satisfied shall be a date no earlier than the first anniversary of the date of the RSU. A recipient who is granted an RSU shall possess no incidents of ownership with respect to such underlying Common Stock, although the RSU agreement may provide for payments in lieu of dividends to such grantee.

(e)

Notwithstanding any provision of this Plan, the Board or Compensation Committee may impose conditions and restrictions on any grant of Stock Rights including forfeiture of vested Options, cancellation of Common Stock acquired in connection with any Stock Right and forfeiture of profits.

(f)

The Options and SARs shall not be exercisable for a period of more than 10 years from the date of grant.  All automatic grants to directors and committee members shall be for 10 years.

6.

Sale of Shares. The shares underlying Stock Rights granted to any Officers, director or a beneficial owner of 10% or more of the Company’s securities registered under Section 12 of the Exchange Act shall not be sold, assigned or transferred by the grantee until at least six months elapse from the date of the grant thereof.

7.

ISO Minimum Option Price and Other Limitations.

(a)

The exercise price per share relating to all Options granted under the Plan shall not be less than the Fair Market Value per share of Common Stock on the last trading day prior to the date of such grant. For purposes of determining the exercise price, the date of the grant shall be the later of (i) the date of approval by the Board or Compensation Committee or the Board, or (ii) for ISOs, the date the recipient becomes an employee of the Company. In the case of an ISO to be granted to an employee owning Common Stock which represents more than 10 percent of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share shall not be less than 110% of the Fair Market Value per share of Common Stock on the date of grant and such ISO shall not be exercisable after the expiration of five years from the date of grant.

(b)

In no event shall the aggregate Fair Market Value (determined at the time an ISO is granted) of Common Stock for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and any Related Corporation) exceed $100,000.

8.

Duration of Stock Rights. Subject to earlier termination as provided in Sections 3, 5, 9, 10 and 11, each Option and SAR shall expire on the date specified in the original instrument granting such Stock Right (except with respect to any part of an ISO that is converted into a Non-Qualified Option pursuant to Section 17), provided, however, that such instrument must comply with Section 422 of the Code with regard to ISOs and Rule 16b-3 with regard to all Stock Rights granted pursuant to the Plan to Officers, directors and 10% shareholders of the Company.

9.

Exercise of Options and SARs; Vesting of Stock Rights. Subject to the provisions of Sections 3 and 9 through 13, each Option and SAR granted under the Plan shall be exercisable as follows:

(a)

The Options and SARs shall either be fully vested and exercisable from the date of grant or shall vest and become exercisable in such installments as the Board or Compensation Committee may specify.

(b)

Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option and SAR, unless otherwise specified by the Board or Compensation Committee.

(c)

Each Option and SAR or installment, once it becomes exercisable, may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

(d)

The Board or Compensation Committee shall have the right to accelerate the vesting date of any installment of any Stock Right; provided that the Board or Compensation Committee shall not accelerate the exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Section 17) if such acceleration would violate the annual exercisability limitation contained in Section 422(d) of the Code as described in Section 7(b).

10.

Termination of Employment. Subject to any greater restrictions or limitations as may be imposed by the Board or Compensation Committee upon the granting of any Option, if an ISO optionee ceases to be employed by the Company and all Related Corporations other than by reason of death or Disability, no further installments of his ISOs shall become exercisable, and his ISOs shall terminate as provided for in the grant or on the day three months after the day of the termination of his employment, whichever is earlier, but in no event later than on their specified expiration dates. Employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such optionee’s right to re-employment is guaranteed by statute. A leave of absence with the written approval of the Board shall not be considered an interruption of employment under the Plan, provided that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the optionee after the approved period of absence. ISOs granted under the Plan shall not be affected by any change of employment within or among the Company and Related Corporations so long as the optionee continues to be an employee of the Company or any Related Corporation.

11.

Death; Disability. Subject to any greater restrictions or limitations as may be imposed by the Board or Compensation Committee upon the granting of any Option or SAR:

(a)

If the holder of an Option or SAR ceases to be employed by the Company and all Related Corporations by reason of his death, any Options or SARs of such employee may be exercised to the extent of the number of shares with respect to which he could have exercised it on the date of his death, by his estate, personal representative or beneficiary who has acquired the Options or SARs by will or by the laws of descent and distribution, at any time prior to the earlier of the Options’ or SARs’ specified expiration date or three months from the date of the grantee’s death.

(b)

If the holder of an Option or SAR ceases to be employed by the Company and all Related Corporations, or a director or Director Advisor can no longer perform his duties, by reason of his Disability, he shall have the right to exercise any Option or SARs held by him on the date of termination of employment or ceasing to act as a director or Director Advisor until the earlier of (i) the Options’ or SARs’ specified expiration date or (ii) one year from the date of the termination of the person’s employment.

12.

Assignment, Transfer or Sale.

(a)

No ISO granted under this Plan shall be assignable or transferable by the grantee except by will or by the laws of descent and distribution, and during the lifetime of the grantee, each ISO shall be exercisable only by him, his guardian or legal representative.

(b)

Except for ISOs, all Stock Rights are transferable subject to compliance with applicable securities laws and Section 6 of this Plan.

13.

Terms and Conditions of Stock Rights. Stock Rights shall be evidenced by instruments (which need not be identical) in such forms as the Board or Compensation Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in Sections 5 through 12 hereof and may contain such other provisions as the Board or Compensation Committee deems advisable which are not inconsistent with the Plan. In granting any Stock Rights, the Board or Compensation Committee may specify that Stock Rights shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination and cancellation provisions as the Board or Compensation Committee may determine. The Board or Compensation Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more Officers of the Company to execute and deliver such instruments. The proper Officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

14.

Adjustments Upon Certain Events.

(a)

Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Stock Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Stock Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of a Stock Right, as well as the price per share of Common Stock (or cash, as applicable) covered by each such outstanding Option or SAR, shall be proportionately adjusted for any increases or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company or the voluntary cancellation whether by virtue of a cashless exercise of a derivative security of the Company or otherwise shall not be deemed to have been “effected without receipt of consideration.”  Such adjustment shall be made by the Board or Compensation Committee, whose determination in that respect shall be final, binding and conclusive.  Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to a Stock Right. No adjustments shall be made for dividends or other distributions paid in cash or in property other than securities of the Company.

(b)

In the event of the proposed dissolution or liquidation of the Company, the Board or Compensation Committee shall notify each participant as soon as practicable prior to the effective date of such proposed transaction.  To the extent it has not been previously exercised, a Stock Right will terminate immediately prior to the consummation of such proposed action.

(c)

In the event of a merger of the Company with or into another corporation , or a Change of Control, each outstanding Stock Right shall be assumed (as defined below) or an equivalent option or right substituted by the successor corporation or a parent or subsidiary of the successor corporation.  In the event that the successor corporation refuses to assume or substitute for the Stock Rights, the participants shall fully vest in and have the right to exercise their Stock Rights as to which it would not otherwise be vested or exercisable.  If a Stock Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board or Compensation Committee shall notify the participant in writing or electronically that the Stock Right shall be fully vested and exercisable for a period of at least 15 days from the date of such notice, and any Options or SARs shall terminate one minute prior to the closing of the merger or sale of assets.

For the purposes of this Section 14(c), the Stock Right shall be considered “assumed” if, following the merger or Change of Control, the option or right confers the right to purchase or receive, for each share of Common Stock subject to the Stock Right immediately prior to the merger or Change of Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change of Control by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change of Control is not solely common stock of the successor corporation or its parent, the Board or Compensation Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Stock Right, for each share of Common Stock subject to the Stock Right, to be solely common stock of the successor corporation or its parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the merger or Change of Control.

(d)

Notwithstanding the foregoing, any adjustments made pursuant to Section 14(a), (b) or (c) with respect to ISOs shall be made only after the Board or Compensation Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a “modification” of such ISOs (as that term is defined in Section 425(h) of the Code) or would cause any adverse tax consequences for the holders of such ISOs.  If the Board or Compensation Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs it may refrain from making such adjustments.

(e)

No fractional shares shall be issued under the Plan and the optionee shall receive from the Company cash in lieu of such fractional shares.

15.

Means of Exercising Stock Rights.

(a)

An Option or SAR (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address. Such notice shall identify the Stock Right being exercised and specify the number of shares as to which such Stock Right is being exercised, accompanied by full payment of the exercise price therefor (to the extent it is exercisable in cash) either (i) in United States dollars by check or wire transfer; or (ii) at the discretion of the Board or Compensation Committee, through delivery of shares of Common Stock having a Fair Market Value equal as of the date of the exercise to the cash exercise price of the Stock Right; or (iii) at the discretion of the Board or Compensation Committee, by any combination of (i) and (ii)  above. If the Board or Compensation Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (ii) or  (iii)  of the preceding sentence, such discretion need not  be exercised in writing at the time of the grant of the Stock Right in question. The holder of a Stock Right shall not have the rights of a shareholder with respect to the shares covered by his Stock Right until the date of issuance of a stock certificate to him for such shares. Except as expressly provided above in Section 14 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

(b)

Each notice of exercise shall, unless the shares of Common Stock are covered by a then current registration statement under the Securities Act, contain the holder’s acknowledgment in form and substance satisfactory to the Company that (i) such shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Securities Act), (ii) the holder has been advised and understands that (1) the shares have not been registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act and are subject to restrictions on transfer and (2) the Company is under no obligation to register the shares under the Securities Act or to take any action which would make available to the holder any exemption from such registration, and (iii) such shares may not be transferred without compliance with all applicable federal and state securities laws. Notwithstanding the above, should the Company be advised by counsel that issuance of shares should be delayed pending registration under federal or state securities laws or the receipt of an opinion that an appropriate exemption therefrom is available, the Company may defer exercise of any Stock Right granted hereunder until either such event has occurred.

16.

Term, Termination and Amendment.

(a)

This Plan was adopted by the Board.  This Plan may be approved by the Company’s shareholders, which approval is required for ISOs.

(b)

The Board may terminate the Plan at any time.  Unless sooner terminated, the Plan shall terminate on January 31, 2017.  No Stock Rights may be granted under the Plan once the Plan is terminated.  Termination of the Plan shall not impair rights and obligations under any Stock Right granted while the Plan is in effect, except with the written consent of the grantee.

(c)

The Board at any time, and from time to time, may amend the Plan.  Provided, however, except as provided in Section 14 relating to adjustments in Common Stock, no amendment shall be effective unless approved by the shareholders of the Company to the extent (i) shareholder approval is necessary to satisfy the requirements of Section 422 of the Code or (ii) required by the rules of the principal national securities exchange or trading market upon which the Company’s Common Stock trades. Rights under any Stock Rights granted before amendment of the Plan shall not be impaired by any amendment of the Plan, except with the written consent of the grantee.

(d)

The Board at any time, and from time to time, may amend the terms of any one or more Stock Rights; provided, however, that the rights under the Stock Right shall not be impaired by any such amendment, except with the written consent of the grantee.

17.

Conversion of ISOs into Non-Qualified Options; Termination of ISOs. The Board or Compensation Committee, at the written request of any optionee, may in its discretion take such actions as may be necessary to convert such optionee’s ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or a Related Corporation at the time of such conversion.  Provided, however, the Board or Compensation Committee shall not reprice the Options or extend the exercise period or reduce the exercise price of the appropriate installments of such Options without the approval of the Company’s shareholders. At the time of such conversion, the Board or Compensation Committee (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Board or Compensation Committee in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee’s ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Board or Compensation Committee takes appropriate action. The Compensation Committee, with the consent of the optionee, may also terminate any portion of any ISO that has not been exercised at the time of such termination.

18.

Application of Funds. The proceeds received by the Company from the sale of shares pursuant to Options or SARS (if cash settled) granted under the Plan shall be used for general corporate purposes.

19.

Governmental Regulations. The Company’s obligation to sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

20.

Withholding of Additional Income Taxes. In connection with the granting, exercise or vesting of a Stock Right or the making of a Disqualifying Disposition the Company, in accordance with Section 3402(a) of the Code, may require the optionee to pay additional withholding taxes in respect of the amount that is considered compensation includable in such person’s gross income.

To the extent that the Company is required to withhold taxes for federal income tax purposes as provided above, if any optionee may elect to satisfy such withholding requirement by (i) paying the amount of the required withholding tax to the Company; (ii) delivering to the Company shares of its Common Stock (including shares of Restricted Stock) previously owned by the optionee; or (iii) having the Company retain a portion of the shares covered by an Option exercise. The number of shares to be delivered to or withheld by the Company times the Fair Market Value of such shares shall equal the cash required to be withheld.

21.

Notice to Company of Disqualifying Disposition. Each employee who receives an ISO must agree to notify the Company in writing immediately after the employee makes a Disqualifying Disposition of any Common Stock acquired pursuant to the exercise of an ISO. If the employee has died before such stock is sold, the holding periods requirements of the Disqualifying Disposition do not apply and no Disqualifying Disposition can occur thereafter.

22.

Continued Employment. The grant of a Stock Right pursuant to the Plan shall not be construed to imply or to constitute evidence of any agreement, express or implied, on the part of the Company or any Related Corporation to retain the grantee in the employ of the Company or a Related Corporation, as a member of the Company’s Board or in any other capacity, whichever the case may be.

23.

Governing Law; Construction. The validity and construction of the Plan and the instruments evidencing Stock Rights shall be governed by the laws of the Company’s state of incorporation. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

24.

Forfeiture of Stock Rights. Notwithstanding any other provision of this Plan, all vested Stock Rights shall be immediately forfeited at the option of the Board in the event of:

(a)

Termination of the relationship with the grantee for cause including, but not limited to, fraud, theft, dishonesty and violation of Company policy;

(b)

Purchasing or selling securities of the Company without written authorization in accordance with the Company’s inside information guidelines then in effect;

(c)

Breaching any duty of confidentiality including that required by the Company’s inside information guidelines then in effect;

(d)

Competing with the Company;

(e)

Failure to execute the Company’s standard stock rights agreement; or

(f)

A finding by the Board that the grantee has acted against the interests of the Company.

The Board or the Compensation Committee may impose other forfeiture restrictions which are more or less restrictive and require a return of profits from the sale of Common Stock as part of said forfeiture provisions if such forfeiture provisions and/or return of provisions are contained in a Stock Rights agreement.

Annex C

CERTIFICATE OF AMENDMENT TO CERTIFICATE OF INCORPORATION

OF GELTECH SOLUTIONS, INC.

GelTech Solutions, Inc. (the ‘‘Company’’), a corporation organized and existing under the General Corporation Law of the State of Delaware (the ‘‘Delaware General Corporation Law’’), hereby certifies as follows:

1. Pursuant to Sections 242 and 228 of the Delaware General Corporation Law, the amendment herein set forth has been duly approved by the Board of Directors and holders of a majority of the outstanding capital stock of the Company.

2. Section 4 of the Certificate of Incorporation is amended by adding the following at the end thereof:

As of the close of business on __________, 201_ (4:01 p.m. Eastern Daylight Time) (the ‘‘Reverse Split Date’’), each _________ shares of common stock issued and outstanding immediately prior to the Reverse Split Date (referred to in this paragraph as the ‘‘Old Common Stock’’) automatically and without any action on the part of the holder thereof will be reclassified and changed into one share of new common stock, par value $0.001 per share (referred to in this paragraph as the ‘‘New Common Stock’’), subject to the treatment of fractional share interests as described below. Each holder of a certificate or certificates that immediately prior to the Reverse Split Date represented outstanding shares of Old Common Stock (the ‘‘Old Certificates’’) will be entitled to receive, upon surrender of such Old Certificates to the Company for cancellation, a certificate or certificates (the ‘‘New Certificate’’, whether one or more) representing the number of whole shares (rounded up to the nearest whole share) of the New Common Stock into which and for which the shares of the Old Common Stock formerly represented by such Old Certificates so surrendered are reclassified under the terms hereof. From and after the Reverse Split Date, Old Certificates shall represent only the right to receive New Certificates pursuant to the provisions hereof. No certificates or scrip representing fractional share interests in New Common Stock will be issued. In lieu of any such fractional shares of New Common Stock, each shareholder with a fractional share will be entitled to receive, upon surrender of Old Certificates to the Company for cancellation, an amount in cash equal to the product of (i) the average of the closing trading prices (as adjusted to reflect the reverse stock split) of the Company’s common stock, as reported on the Over-The-Counter Bulletin Board, during the 20 consecutive trading days ending on the trading day immediately prior to the Reverse Split Date and (ii) such fraction. If more than one Old Certificate shall be surrendered at one time for the account of the same shareholder, the number of full shares of New Common Stock for which New Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Old Certificates so surrendered. In the event that the Company determines that a holder of Old Certificates has not tendered all his, her or its certificates for exchange, the Company shall carry forward any fractional share until all certificates of that holder have been presented for exchange. The Old Certificates surrendered for exchange shall be properly endorsed and otherwise in proper form for transfer. From and after the Reverse Split Date, the amount of capital represented by the shares of the New Common Stock into which and for which the shares of the Old Common Stock are reclassified under the terms hereof shall be an amount equal to the product of the number of issued and outstanding shares of New Common Stock and the $0.001 par value of each such share.

3. This Certificate of Amendment to Certificate of Incorporation was duly adopted and approved by the shareholders of the Company on the 17th day of January, 2014 in accordance with Section 242 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment to Certificate of Incorporation as of the ______ day of ________, 201__.

GELTECH SOLUTIONS, INC.

By

C-1

GELTECH SOLUTIONS, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF SHAREHOLDERS – JANUARY 17, 2014 AT 10:00 AM

VOTING INSTRUCTIONS
If you vote by phone or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
PHONE:	Call 1 (800) 690-6903
INTERNET:	https://www.proxyvote.com

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MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE ¨ New Address (if applicable):

____________________________

____________________________

____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2013

(Print Name of Shareholder and/or Joint Tenant)

(Signature of Shareholder)

(Second Signature if held jointly)

The shareholder(s) hereby appoints Peter Cordani and Michael Hull., or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of voting stock of GELTECH SOLUTIONS, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholder(s) to be held at 10:00 a.m., New York time on January 17, 2014, at GelTech’s headquarters, located at 460 Park Lane South, Suite 1, Jupiter, Florida 33458, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted “FOR” all of the nominees in Proposal 1 and “FOR” Proposals 2, 3, 4, 5, 6 (three years) and 7. If any other business is presented at the meeting, this proxy will be voted by the above-named proxies at the direction of the Board of Directors. At the present time, the Board of Directors knows of no other business to be presented at the meeting.

Proposal:

1. To elect members to GelTech’s Board of Directors.

Michael Cordani	FOR ☐	WITHHELD ☐	Leonard Mass	FOR ☐	WITHHELD ☐

Peter Cordani	FOR ☐	WITHHELD ☐	Phil O’Connell, Jr.	FOR ☐	WITHHELD ☐

Michael Becker	FOR ☐	WITHHELD ☐	Neil Reger	FOR ☐	WITHHELD ☐

2. To approve the amendment to GelTech’s Certificate of Incorporation to increase the authorized shares of common stock to 100,000,000 shares.	FOR ☐ AGAINST ☐ ABSTAIN ☐

3. To approve and ratify the adoption of the 2007 Equity Incentive Plan.	FOR ☐ AGAINST ☐ ABSTAIN ☐

4. To approve the amendment to GelTech’s Certificate of Incorporation to:

effect a reverse split of our common stock at an exchange ratio of 1 for 2.	FOR ☐ AGAINST ☐ ABSTAIN ☐

effect a reverse split of our common stock at an exchange ratio of 1 for 5.	FOR ☐ AGAINST ☐ ABSTAIN ☐

effect a reverse split of our common stock at an exchange ratio between 1 for 2 and 1 for 5.	FOR ☐ AGAINST ☐ ABSTAIN ☐

5. To approve GelTech’s named executive officer compensation.	FOR ☐ AGAINST ☐ ABSTAIN ☐
6. To vote, on a non-binding advisory basis, whether a non-binding advisory vote on GelTech’s named executive officer compensation, should be held every one, two or three years.	1 YEAR ☐ 2 YEARS ☐ 3 YEARS ☐ ABSTAIN ☐

7. To ratify the appointment of GelTech’s independent registered public accounting firm for fiscal 2014.	FOR ☐ AGAINST ☐ ABSTAIN ☐

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